             As filed with the Securities and Exchange Commission on
                               FEBRUARY 28, 2001
                                                 FILE NOS. 333-33365, 811-8323
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/

     Pre-Effective Amendment No.          / /
                                 ---

     Post-Effective Amendment No.  10     /X/
                                  ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/
         Amendment No.  13     /X/
                       ---
--------------------------------------------------------------------------------

                                SAMCO FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              200 Clarendon Street
                             Boston, MA 02116, 9130
--------------------------------------------------------------------------------

                    (Address of principal executive offices)
                   Registrant's telephone number: 800-247-0473
                                 Christina Seix
                          Seix Investment Advisors Inc.
                               300 Tice Boulevard
                          Woodcliff Lake, NJ 07675-7633
--------------------------------------------------------------------------------
                     (Name and address of agent for service)
                                 With a copy to:
                                Jack Murphy, Esq.
                                     Dechert
                                1775 Eye Street,
                        N.W., Washington, D.C. 20006-2401

--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ On March 1, 2001, pursuant to paragraph(b)
/ / 60 days after filing, pursuant to paragraph (a)(1)
/ / On ____, pursuant to paragraph (a) (1)
/ / 75 days after filing, pursuant to paragraph (a) (2)
/ / On ___ , pursuant to paragraph (a) (2) of Rule 485.

                                SAMCO FUNDS, INC.

                SAMCO AGGREGATE FIXED INCOME FUND CLASS A SHARES

               SAMCO INTERMEDIATE FIXED INCOME FUND CLASS A SHARES

                      SAMCO HIGH YIELD FUND CLASS A SHARES


The SAMCO Aggregate Fixed Income Fund (the "Aggregate Fund"), the SAMCO Intermediate Fixed Income Fund (the "Intermediate Fund") and the SAMCO High Yield Fund (the "High Yield Fund") are investment portfolios (each a "Portfolio" and collectively the "Portfolios") of SAMCO Funds, Inc., an open-end management investment company (the "Fund"). The Aggregate Fund and the Intermediate Fund are non-diversified investment portfolios and the High Yield Fund is a diversified investment portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                  THE DATE OF THIS PROSPECTUS IS MARCH 1, 2001.

                                TABLE OF CONTENTS
                                                                PAGE

    RISK/RETURN SUMMARY                                          1

            AGGREGATE FUND

            INTERMEDIATE FUND

            HIGH YIELD FUND

    PRINCIPAL INVESTMENT RISKS                                   3

    RISK/RETURN BAR CHARTS AND TABLES                            4

    RISK/RETURN SUMMARY: FEE TABLE                               5

    FUND MANAGEMENT                                              6

    PURCHASE OF SHARES                                           7

    REDEMPTION OF SHARES                                         7

    ADDITIONAL INFORMATION                                       8

    FINANCIAL HIGHLIGHTS                                         10

    APPENDIX A: DESCRIPTION OF INVESTMENTS                       11

                               RISK/RETURN SUMMARY

     The following is a summary of certain key information about each Portfolio, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of certain allowable investments is included in Appendix A.

INVESTMENT OBJECTIVES:

     AGGREGATE FUND: The Aggregate Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Aggregate Bond Index (LBA Benchmark).

     INTERMEDIATE FUND: The Intermediate Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Intermediate Government/Corporate Index (LBI Benchmark).

     HIGH YIELD FUND: The High Yield Fund's investment objective is to provide investors with a high income and, secondarily, capital appreciation. The performance goal is to outperform the Merrill Lynch High Yield Index.

PRINCIPAL INVESTMENT STRATEGIES:

     The Aggregate Fund and the Intermediate Fund each seek to achieve their objective primarily through investment in various types of income producing debt securities including mortgage and asset-backed securities, United States Government and Agency Obligations, and corporate obligations. At least 65% of total assets will be invested in the broad universe of available United States dollar denominated fixed income securities.

     The High Yield Fund seeks to achieve its objective primarily through investment in various types of lower rated, higher yielding bonds. At least 65% of total assets will be invested in the broad universe of available United States dollar denominated high yield corporate securities. Although the High Yield Fund seeks to achieve its investment objective primarily through investment in high yield corporate securities, the High Yield Fund may invest up to 35% of its total assets in investment grade securities.

INVESTMENT MANAGEMENT APPROACH:

     Seix Investment Advisors Inc. (the "Investment Adviser") will manage the portfolios according to the following:

     DURATION/MATURITY: Duration measures the expected life of a debt security on a present value basis. In general, duration rises with maturity, therefore the greater the duration of a bond, the greater its percentage volatility.

     - The Aggregate Fund will be managed with a duration that is close to the duration of the LBA Benchmark, which is generally between four to five years.
     - The Intermediate Fund will maintain an average-weighted portfolio maturity of three to ten years. It will be managed with a duration that is close to the duration of the LBI Benchmark, which is generally between three to four years.
     - The High Yield Fund will be managed with a duration that is close to the duration of the Merrill Lynch High Yield Index, which is generally between three to six years.

     PROPRIETARY ANALYSIS: Due to the complexity of the bond market, the Investment Adviser uses financial investment techniques which it developed internally to attempt to identify value and adequately control risk for the Aggregate Fund and the Intermediate Fund.

     YIELD: Although the Aggregate Fund and the Intermediate Fund are managed on a total return basis, a premium is placed on income. Income is considered the most powerful contributor to fixed income returns. Non Treasury securities generally play a dominant role in both the Aggregate Fund and the Intermediate Fund.

     PORTFOLIO CONSTRUCTION: The Aggregate Fund and the Intermediate Fund's construction is generally determined through a research driven process designed to identify value areas within the fixed income market. The Aggregate Fund and the Intermediate Fund will typically maintain an over-weighting in obligations of domestic corporations and an under-weighting of United States Treasury securities.

     The High Yield Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. In deciding which securities to buy and sell, the portfolio managers will emphasize securities which are within the targeted segment of the high yield market, (BB/B). The High Yield Fund generally will focus on investments which the Investment Adviser perceives as meeting the following criteria:
     -    industries that have strong fundamentals
     - companies that have good business prospects and increasing credit strength
     - companies that have stable or growing cash flows and effective management

CREDIT QUALITY:

     The Aggregate Fund and the Intermediate Fund may only invest in investment grade securities, which are those securities rated by one or more nationally recognized statistical rating organizations (NRSROs) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). The Intermediate Fund will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's.

     The High Yield Fund normally invests at least 65% of total assets in U.S. high yield bonds (commonly known as junk bonds), which are those securities rated below the fourth credit grade (i.e., below BBB by Standard & Poor's Corporation (S&P) and below Baa by Moody's Investors Service, Inc. (Moody's)). If the security is unrated, it must meet, in the judgment of the Investment Adviser, comparable credit quality standards.

PRINCIPAL INVESTMENTS:

     The Aggregate Fund and the Intermediate Fund will principally invest in the following securities: obligations issued or guaranteed by the United States Government, obligations of domestic corporations or other entities, obligations of domestic banks, mortgage and asset-backed securities, obligations backed by the full faith and credit of the United States, and obligations issued or guaranteed by United States Government Agencies, Government-Sponsored Enterprises (GSE's) or instrumentalities where each Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment.

     The High Yield Fund will invest at least 65% of its total assets in high yield debt obligations of domestic corporations or other entities. The High Yield Fund may invest up to 35% of its total assets in non-high yield securities such as investment grade bonds, obligations issued or guaranteed by the United States Government, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by United States Government Agencies, and Government-Sponsored Enterprises (GSE's), Asset Backed Securities (ABS), Mortgage-Backed Securities (MBS) or instrumentalities where the High Yield Fund must look principally to the issuing or guaranteeing agency for ultimate repayment.

     The High Yield Fund may take a temporary defensive position that departs from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, the High Yield Fund may not be actively pursuing its investment goals or achieving its investment objectives and may have up to 100% of its assets in U.S. Treasuries, United States Government Agencies, investment grade securities or cash.

                           PRINCIPAL INVESTMENT RISKS

     A loss of money on your investment in each Portfolio, or the under-performance of each Portfolio relative to other investments could occur due to certain risks. In general, the greater the risk, the greater the possibility of losing money. The possibility exists that the investment decisions made by the portfolio managers of the Fund will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.

The following are the principal risks associated with the Portfolios' investment policies and strategies:


INTEREST RATE        Investing in debt securities  will subject the Portfolios
RISK:                to the risk that the market value of the debt securities
                     will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

HIGH YIELD           Debt securities that are rated below the four highest
SECURITIES           categories, those securities rated below BBB by  S&P and
RISK:                below Baa by Moody's (or unrated securities of comparable
                     quality determined by the Investment Adviser) are known as "High Yield" bonds or "junk bonds". High Yield bonds are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.
                     Accordingly, they present considerable risk of issuer default particularly during periods of economic uncertainty or economic downturns. High Yield bonds may also be subject to substantial market fluctuations and may be less liquid, than securities in the higher rating categories.
                     They are subject to greater risk of loss of income and principal than investment grade securities. Valuing less liquid securities involves greater exercise of judgment and may be more objective than valuing securities using market quotations.

CREDIT               Debt securities are subject to credit risk.  Credit
RISK:                risk is the possibility that an issuer will fail to make
                     timely payments of interest or principal, or go bankrupt.
                     The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

DERIVIATIVE          Derivatives are subject to the risk of changes in the
RISK:                market price of the security, credit risk with respect to
                     the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the High Yield Fund.
                     The use of derivatives may reduce returns for the High
                     Yield Fund.

PREPAYMENT           The Portfolios may invest in mortgage-backed securities,
RISK:                which can be paid off early if the owners of the
                     underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolios will be forced to reinvest this money at lower yields.


INABILITY TO         High Yield Securities may be less liquid than higher
SELL                 quality  investments. The High Yield Fund could lose money
SECURITIES:          if it cannot sell a security at the time and price that
                     would be most beneficial to the Portfolio. A security whose credit rating has been lowered may be particularly difficult to sell.

NON-                 The Aggregate Fund and the Intermediate Fund are
DIVERSIFICATION      non-diversified portfolios in that they concentrate their
RISK:                investments among fewer securities than a diversified
                     mutual fund would. Non-diversification can intensify risk should a particular investment suffer from adverse market conditions.

PORTFOLIO            The Investment Adviser may engage in active and frequent
TURNOVER             trading of portfolio securities without regard to the
                     effect on portfolio turnover.  Higher portfolio turnover
                     (e.g., 100% or more per year) would cause the Portfolios to incur additional transaction costs on the sale of securities and reinvestment in other securities and could lower total return.

                        RISK/RETURN BAR CHARTS AND TABLES

THE BAR CHART AND TABLE SHOWN BELOW INDICATE THE RISKS OF INVESTING IN THE CLASS A SHARES OF EACH PORTFOLIO BY ILLUSTRATING HOW THEY HAVE PERFORMED. THE BAR CHART SHOWS THE YEARLY PERFORMANCE OF THE CLASS A SHARES OF EACH PORTFOLIO AND THE TABLE BELOW SHOWS THE PERFORMANCE OF THE CLASS A SHARES OF EACH PORTFOLIO AS COMPARED TO A SELECTED BROAD BASED INDEX.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

[AGGREGATE FUND BAR CHART]

AGGREGATE FUND
1998     7.82%
1999     -0.53%
2000     10.40%

During the periods shown in the Aggregate Fund's bar chart, the highest quarterly return was 3.85% (quarter ended 12/31/2000) and the lowest quarterly return was -1.16% (quarter ended 06/30/1999).

--------------------------------------------------------------------------- -------------- ------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                 PAST 1 YEAR       SINCE INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2000)
--------------------------------------------------------------------------- -------------- ------------------------
SAMCO AGGREGATE FUND*                                                       10.40%                   5.85%
--------------------------------------------------------------------------- -------------- ------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX
The  Lehman  Brother  Aggregate  Bond  Index  is  an  unmanaged,  market    11.63%                   6.42%
value-weighted   measure  of  U.S.   Treasury  and  agency   securities,
corporate   bond  issues,   mortgage-backed   securities,   asset-backed
securities and corporate mortgage-backed securities.
--------------------------------------------------------------------------- -------------- ------------------------

* Date of Inception: 12/30/97. The name of the Portfolio was changed on June 10, 1999 by the Board of Directors from SAMCO Fixed Income Portfolio to SAMCO Aggregate Fixed Income Fund.

[INTERMEDIATE FUND BAR CHART]

INTERMEDIATE FUND
2000     10.19%

During the period shown in the Intermediate Fund's bar chart, the highest quarterly return was 3.54% (quarter ended 12/31/2000) and the lowest quarterly return was 1.30% (quarter ended 06/30/2000).

--------------------------------------------------------------------------- -------------- ------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                 PAST 1 YEAR       SINCE INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2000)
--------------------------------------------------------------------------- -------------- ------------------------
SAMCO INTERMEDIATE FUND*                                                    10.19%                   7.51%
--------------------------------------------------------------------------- -------------- ------------------------
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX
The  Lehman  Intermediate  Government/Corporate  Index is an  unmanaged,    10.10%                   7.27%
market  value-weighted  measure of U.S. Treasury and agency  securities, corporate bond issues and mortgage-backed securities,  having maturities of 10 years or less.
------------------------------------------------------------------------- -------------- ------------------------

* Date of Inception: June 30, 1999.

BECAUSE THE HIGH YIELD HAS NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR, ITS PERFORMANCE INFORMATION HAS NOT BEEN INCLUDED.

                         RISK/RETURN SUMMARY: FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of each of the Portfolios.

------------------------------------------------------ ---------------- ----------------- ----------------
SHAREHOLDER FEES                                                                          High
(Fees Paid Directly From Your Investment)              Aggregate        Intermediate      Yield
                                                       Fund             Fund              Fund
------------------------------------------------------ ---------------- ----------------- ----------------
Sales Loads                                            None             None              None
Redemption Fees                                        None             None              None
Exchange Fee                                           None             None              None
ANNUAL FUND OPERATING EXPENSES
(Expenses Deducted From Fund Assets)
Management Fees                                        0.25%             0.25%            0.50%
Other Expenses (a)                                     0.38%             0.63%            0.63% (b)
Total Annual Fund Operating Expenses (c)               0.63%             0.88%            1.13%
------------------------------------------------------ ---------------- ----------------- ----------------

(a) Other Expenses include fees for shareholder services, custodial, administration, dividend disbursing and transfer agency fees, legal and auditing fees, printing costs and registration fees.

(b) Because the High Yield Fund commenced investment operations on December 29, 2000, expenses are estimates based upon the expected expenses that the High Yield Fund would incur in the current fiscal year.

(c) The Investment Adviser has voluntarily agreed to limit the total expenses for the Aggregate Fund, the Intermediate Fund and the High Yield Fund (excluding interest, taxes, brokerage and extraordinary expenses) to annual rates of 0.45%, 0.45% and 0.55% respectively of their average daily net assets. THERE IS NO SPECIFIC TIME PERIOD FOR HOW LONG THE VOLUNTARY EXPENSE LIMITATIONS WILL LAST, AND SUCH WAIVERS MAY BE CANCELLED AT ANY TIME. As long as these temporary expense limitations continue, it may lower the Portfolios' expenses and increase their total returns. For the fiscal year ended October 31, 2000, the Investment Adviser waived fees in the amount of 0.18% and 0.43% for the Aggregate Fund and the Intermediate Fund, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in each of the Portfolios with the cost of investing in other mutual funds.

The example assumes that:
-    You invest $10,000 in the Portfolio for the time periods indicated;
-    Your investment has a 5% return each year; and
-    The Portfolio's operating expenses remain the same.

The results apply whether or not you redeem your investment at the end of each period. Although your costs may be higher or lower, based on these assumptions your costs would be:


---------------------- -------------------- -------------------- ----------------
                          Aggregate            Intermediate           High
                            Fund                   Fund            Yield Fund
---------------------- -------------------- -------------------- ----------------
1 Year                       $64                    $90               $115
3 Years                     $202                   $281               $359
5 Years                     $351                   $488
10 Years                    $786                  $1084
---------------------- -------------------- -------------------- ----------------

                                 FUND MANAGEMENT

BOARD OF DIRECTORS

The Board of Directors of the Fund consists of six individuals who are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's Directors are Christina Seix, John G. Talty, Peter J. Bourke, C. Alan MacDonald, John E. Manley, Sr., and John R. O'Brien. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

INVESTMENT ADVISER

Seix Investment Advisors, Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for institutions, corporations, public funds, endowments, foundations and hospitals. The Investment Adviser currently has approximately $7.5 billion in assets under management. The Investment Adviser is located at 300 Tice Boulevard, Woodcliff Lake, N.J. 07675. Seix Investment Advisors, Inc. acts as the investment adviser to each Portfolio and provides the Fund with management and investment advisory services. The advisory agreements with the Investment Adviser provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of each Portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreements.

PAYMENT OF FUND EXPENSES

Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser a monthly advisory fee. This advisory fee is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month:

------------------------------------------ ----------------------------------
FUND NAME                                  RATE
------------------------------------------ ----------------------------------
Aggregate Fund                             0.25%
------------------------------------------ ----------------------------------
Intermediate Fund                          0.25%
------------------------------------------ ----------------------------------
High Yield Fund                            0.50%
------------------------------------------ ----------------------------------

Because the Adviser voluntarily waived advisory fees for the fiscal year ended October 31, 2000, advisory fees paid by the Aggregate Fund and the Intermediate Fund amounted to 0.07% and 0.0%, respectively, of average daily net assets.

The High Yield Fund commenced operations on December 29, 2000 and did not pay advisory fees for the year ended October 31, 2000.

PORTFOLIO MANAGERS

The Portfolios will be managed using a team approach. The team includes both Senior Investment Managers and experienced High Yield Analysts. The Senior Portfolio Managers at the firm are:

CHRISTINA SEIX, CFA, CHAIRMAN, CEO & CHIEF INVESTMENT OFFICER SINCE JUNE 1992 Formerly, Chairman & CEO, Head of Investment Policy, MacKay-Shields (September 1987 to June 1992) Total Investment Experience: 27 years
B.A., Fordham University, Mathematics; MA, SUNY, Mathematics

JOHN TALTY, CFA, PRESIDENT & SENIOR PORTFOLIO MANAGER SINCE JANUARY 1993 Formerly, Chief Fixed Income Strategist, J.P. Morgan Securities (January 1991 to January 1993)
Total Investment Experience: 19 years
B.A., Connecticut College, Economics, Phi Beta Kappa, Magna Cum Laude

BARBARA HOFFMANN, MANAGING DIRECTOR AND SENIOR PORTFOLIO MANAGER SINCE MAY 1994 Formerly, Senior Portfolio Manager, MetLife Investment Management Co. (July 1993 to May 1994)
Total Investment Experience: 19 years
B.S., University of Maine, Education/Mathematics

MICHAEL MCEACHERN, CFA, DIRECTOR AND SENIOR PORTFOLIO MANAGER SINCE JUNE 1997 Formerly, Vice President, Fixed Income, American General Corp. (August 1994 to June 1997)
Total Investment Experience: 16 years
B.A., University of California, Operations Research; MBA, Rice University, Accounting/Public Administration

JOSEPH CALABRESE, CFA, DIRECTOR AND SENIOR PORTFOLIO MANAGER SINCE MAY 1997 Formerly, Director, Fixed Income at Metropolitan Life Insurance Company (September 1996 to May 1997)
Total Investment Experience: 13 years
B.A., New Jersey Institute of Technology, Engineering; MBA, New York University, Finance


                               PURCHASE OF SHARES

     There is no sales charge imposed by the Fund. The minimum initial investment in the Class A shares of each Portfolio in the Fund is $1,000,000. The minimum investment may be waived at any time at the discretion of the Investment Adviser. Additional purchases may be of any amount.

     The offering of shares of each Portfolio is continuous and purchases of shares of the Portfolios may be made Monday through Friday, except for the holidays declared by the Federal Reserve Banks of New York or Boston (a "Business Day"). At the present time, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas. Each Portfolio's shares are offered at a public offering price equal to the net asset value next determined after receipt of a purchase order.

     In order to purchase shares on a particular Business Day, subject to the offering dates described above, a purchaser must submit a completed Account Application Form (and other required documents) and call Investors Bank & Trust Company (Transfer Agent) at (800) 247-0473 prior to 4:00 p.m. Eastern time to inform the Fund of the incoming wire transfer. If federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification on a non-business day, or after 4:00 p.m. Eastern time, or if federal funds are received by the Transfer Agent after 4:00 p.m. Eastern time, such purchase order shall be deemed received as of the next business day. Shares purchased will begin accruing dividends on the day federal funds are received.

     Purchases of shares must be made by wire transfer of federal funds. Please note that the shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions for purchasing shares of a Portfolio are:

                         Investors Bank & Trust Company
                                   Boston, MA
                                ABA # 011-001-438
                                 Acct: 303030303
                            Benf: (name of Portfolio)
                      F/F/C (Shareholder's Account at Fund)

     You may also buy shares of a Portfolio "in-kind" through a transfer of securities to a Portfolio as payment for the shares, if the purchase is approved in advance by the Investment Adviser. Securities used to purchase Portfolio shares must be determined by the Investment Adviser to be appropriate investments for the Portfolio, to be consistent with that Portfolio's investment objectives and policies, and to have readily available market quotations. The securities will be valued in accordance with the Fund's policy for calculating net asset value, determined as of the close of business the day on which the securities are received by the Fund. The minimum investment amount for in-kind purchases of Portfolio shares is $1,000,000, or such other amount as may be appropriate in light of applicable regulations. The minimum investment may be waived at any time at the discretion of the Investment Adviser. Whether the Portfolio will accept particular securities as payment will be decided in the sole discretion of the Investment Adviser. If you are considering buying shares in this manner, please call the Investment Adviser at 201-391-0300.

                              REDEMPTION OF SHARES

     The Fund will redeem all full and fractional shares of each Portfolio upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective on that Business Day. If such notice of redemption is received by the Transfer Agent after 4:00 p.m. Eastern time, the redemption shall be effective on the following Business Day. Payment will ordinarily be made by wire on the next Business Day, but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

     There is no charge imposed by the Fund to redeem shares of a Portfolio; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Portfolio.

     To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

     A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with a signature guaranteed by a national bank, which is a member firm of any national or regional securities exchange (a Signature Guarantee). If the guarantor institution belongs to one of the Medallion Signature Programs, it must use the Medallion "Guaranteed" stamp. Notarized signatures are not sufficient. Further documentation may be required when deemed appropriate by the Transfer Agent.

     A shareholder may request redemption by calling the Transfer Agent at (800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund and the Transfer Agent may employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting the securities to cash.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     Dividends are automatically reinvested in additional Class A shares of the applicable Portfolio on the last day of each month at the net asset value per share on the last Business Day of that month unless shareholders indicate their desire to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. In the event that a Portfolio realizes net long-term capital gains (I.E., with respect to assets held more than 12 months), it will distribute them at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such long-term capital gains in additional shares of the Portfolio at the net asset value on the date the distribution is declared.

     The net investment income (including accrued but unpaid interest and amortization of original issue and market discount or premium) of a Portfolio will be declared as a dividend payable monthly to shareholders of record as of the last Business Day of each month. Each Portfolio will also declare, to the extent necessary, a net short-term capital gain dividend once per year. Dividends are paid on the first Business Day of the month.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day the Fund is open. The net asset value per share of each class of each Portfolio is computed by dividing the sum of the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including any accrued expenses that are specific to that class) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

     The following methods are used to calculate the value of a Portfolio's assets: (1) all portfolio securities for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless the Investment Adviser determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; and (3) the value of other assets will be determined in good faith by the Investment Adviser at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. The procedures establish guidelines for the Board to follow in pricing securities in the Portfolios for which market quotations are not readily available. These securities will be priced by the Fund's Pricing Committee and then reported to the Board seeking ratification of the price by the Board at its next quarterly meeting.

     To the extent that the Portfolios invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolios do not price their shares. As a result, the net asset value per share of the Portfolios may change at a time when shareholders are not able to purchase or redeem their shares.

TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting each Portfolio and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

     Distributions paid by a Portfolio from net investment income are designated by the Portfolio as "ordinary income dividends" and, whether paid in cash or reinvested in additional shares, will be taxable to the Portfolio's shareholders that are otherwise subject to tax as ordinary income. Distributions made from a Portfolio's net capital gain which are designated by the Portfolio as "capital gains dividends" are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned the Portfolio's shares. Each Portfolio expects that its distributions will represent primarily ordinary income to shareholders. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the net asset value of the additional shares on the date of such a distribution. Each shareholder will receive an annual statement detailing the tax status of Portfolio distributions for each year.

     Gain or loss, if any, recognized on the sale or other disposition of shares of a Portfolio will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

     Dividends and distributions by a Portfolio are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividend declared in October, November or December of any year, however, that is payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders and paid by a Portfolio on December 31 of such year in the event such dividends are actually paid during January of the following year.

     A Portfolio may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to taxable shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Portfolio with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Portfolio that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or
(iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the period of the Aggregate Fund and the Intermediate Fund's operations. As of October 31, 2000 the High Yield Fund had not commenced operations and therefore no financial highlights are available. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Portfolio, assuming reinvestment of all dividends and distributions. The Financial Highlights for the fiscal year ended October 31, 2000 has been audited by Deloitte and Touche LLP, independent auditors, whose report, along with each Portfolio's financial statements, are included in the Annual Report, which is available upon request. The Financial Highlights for the years prior to 2000 were audited by other auditors.

SAMCO FUNDS, INC.
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------


                                                AGGREGATE         AGGREGATE         AGGREGATE            INTERMEDIATE   INTERMEDIATE
                                                ----------        ----------        ----------           -------------  ------------
                                                FUND              FUND              FUND                    FUND           FUND
                                                ----              ----              ----                    ----           ----

                                                                                                                          FOR THE
                                                                                     FOR THE PERIOD                        PERIOD
                                                                                                                            FROM
                                                  YEAR ENDED        YEAR ENDED       FROM 12/30/97*       YEAR ENDED     6/30/99*
                                                  10/31/00           10/31/99         TO 10/31/98        TO 10/31/00    TO 10/31/99
                                                --------------   ---------------    -----------------    ------------   ------------

Net asset value, beginning of period                     $9.67            $10.26              $10.00           $9.92         $10.00
                                                --------------   ---------------    -----------------    ------------   ------------

INCREASES FROM INVESTMENT OPERATIONS
Net investment income                                     0.63              0.56                0.21            0.64           0.20

Net realized and unrealized gain (loss) on
investments                                              (0.02)            (0.48)               0.46            0.04          (0.09)
                                                --------------   ---------------    -----------------    ------------   ------------

     Total from investment operations                     0.61              0.08                0.67            0.68           0.11

LESS DISTRIBUTIONS
From net investment income                               (0.62)            (0.56)              (0.41)          (0.64)         (0.19)
From net realized gains on investments                       -             (0.11)                  -               -              -
                                                --------------   ---------------    -----------------    ------------   ------------
        Total distributions                              (0.62)            (0.67)              (0.41)          (0.64)         (0.19)
                                                --------------   ---------------    -----------------    ------------   ------------

Net asset value, end of period                           $9.66             $9.67              $10.26           $9.96          $9.92
                                                ==============   ===============    =================    ============   ============

TOTAL RETURN (a)                                          6.63%             0.80%               6.87% (b)        7.08%         1.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $58,099           $56,285             $43,899          $11,207        $10,926

Ratio of net expenses to average net assets               0.45%             0.45%               0.45% (c)        0.45%         0.45%

     Ratio of expenses to average net                     0.63%             0.71%               1.03% (c)        0.88%         1.81%
     assets (before expense waivers and
     reimbursement of other expenses

     Ratio of net investment income to                    6.57%             5.78%               5.17% (c)        6.44%         5.93%
     average net assets

     Portfolio Turnover Rate                               522%              562%                478% (b)         342%          117%
------------------------------------------------------------------------------------------------------------------------------------

 (a) Total return would have been lower had certain expenses not been waived or reimbursed
 (b) Not Annualized
 (c) Annualized
   * Commencement of Investment Operations

                                   APPENDIX A

                           DESCRIPTION OF INVESTMENTS

THE PORTFOLIOS MAY INVEST IN THE SECURITIES DEFINED BELOW AS INDICATED AND IN ACCORDANCE WITH THEIR PRINCIPAL INVESTMENT STRATEGIES AND ANY QUALITY OR POLICY CONSTRAINTS. ADDITIONAL INFORMATION REGARDING THE ASSOCIATED RISKS ACCOMPANYING THE SECURITIES DEFINED BELOW IS LOCATED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

BANK OBLIGATIONS
The High Yield Fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The High Yield Fund will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Portfolio.

CORPORATE ISSUES
Each Portfolio may invest in corporate issues, which are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. Each Portfolio may buy corporate issues subject to any quality constraints. If a security held by a Portfolio is downgraded, the Portfolio may retain the security if the Investment Adviser deems retention of the security to be in the best interests of the Portfolio.

HIGH YIELD SECURITIES
The High Yield Fund may invest in below investment-grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality (commonly referred to as "junk bonds"), which may carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks. A discussion of the ratings services appears in an Appendix to the Statement of Additional Information.

INVESTMENT GRADE DEBT SECURITIES
Each Portfolio may invest in investment grade securities that are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's, Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Investment Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Investment Adviser to be investment grade quality. The Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio. The Portfolio may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

MORTGAGE-BACKED SECURITIES AND ASSET BACKED DEBT SECURITIES
Each Portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed debt securities are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage

Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. Each Portfolio may purchase only asset-backed securities that the Investment Adviser determines to be liquid. Each Portfolio may not purchase mortgage-backed or asset-backed securities that do not meet the above minimum credit standards.

Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

The credit characteristics of asset backed securities differ in a number of respects from those of traditional debt securities. Asset backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

An important feature of mortgage and asset backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES
Each Portfolio may invest in U.S. Treasury and U.S. Government Agency Securities. U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

ZERO COUPON DEBT SECURITIES
The High Yield Fund may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

THE PORTFOLIOS MAY ALSO INVEST IN THE SECURITIES DEFINED BELOW AS INDICATED AND IN ACCORDANCE WITH THEIR PERMITTED INVESTMENT STRATEGIES AND ANY QUALITY OR POLICY CONSTRAINTS. ADDITIONAL INFORMATION REGARDING THE ASSOCIATED RISKS ACCOMPANYING THE SECURITIES DEFINED BELOW IS LOCATED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

BANK OBLIGATIONS
The Aggregate Fund and the Intermediate Fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). A Portfolio will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Portfolios.

CMOS--COLLATERALIZED MORTGAGE OBLIGATIONS
Each Portfolio may purchase collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments -and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CONVERTIBLES
The High Yield Fund may invest in securities with equity conversion features. While it will not generally be the policy of the Fund to invest in convertible securities, the presence of a conversion feature would not rule out their use in the Fund. So-called "busted convertibles," where no equity conversion premium exists could be an appropriate Fund investment. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

DERIVATIVES
The High Yield Fund may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level or risk, or change the character of the risk, of its portfolio by making investments in specific securities.

EURODOLLAR AND YANKEE OBLIGATIONS
The Aggregate Fund and the Intermediate Fund may invest in Eurodollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Each Portfolio may invest in Yankee obligations. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign corporations. Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FLOATERS
Each Portfolio may invest in Floaters. Floaters--Floating and Variable Rate Obligations -- are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

INVESTMENT FUNDS
Each Portfolio permitted to invest in investment funds and will make such investments only where appropriate, given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio.

MUNICIPAL DEBT SECURITIES
The Aggregate Fund and the Intermediate Fund may, from time to time, purchase municipal debt securities when, in the Investment Adviser's opinion, such instruments will provide a greater return than taxable instruments of comparable quality. It is not anticipated that such securities will ever represent a significant portion of a Portfolio's assets. Fund distributions that are derived from interest on municipal debt securities will be taxable to shareholders in the same manner as distributions derived from taxable debt securities.

PIK BONDS
The High Yield Fund may invest in PIK (Payment-in-Kind) Bonds. PIK securities are securities that pay interest or dividends through the issuance of additional securities. A Portfolio will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Portfolio until the cash payment date or the securities mature. The risks associated with lower rated debt securities apply to these securities. PIK securities are also subject to the risk that in the event of a default, the Portfolio may realize no return on investment, because these securities do not pay cash interest.

PREFERRED STOCK
Each Portfolio may invest in preferred stock which is non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS
Each Portfolio may purchase Repurchase Agreements. Repurchase agreements are transactions by which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the Portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Investment Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price and that transactions are only entered into with approved counterparties.

VARIABLE AMOUNT MASTER DEMAND NOTE
The High Yield Fund may purchase variable amount master demand notes which are unsecured instruments. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Although the notes are not normally traded and there may be no secondary market in the notes, the Portfolio may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES
Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take more than a month after the date of the purchase commitment, but will take place no more than 120 days after the trade date. No income accrues prior to delivery on securities that have been purchased pursuant to a forward commitment or on a when-issued basis. However, interest is generated on the short-term investments that are segregated for the settlement of these securities. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established in the Portfolio and maintained in the Portfolio and will be marked to market daily. A short term investment in this segregated account may not have a duration that exceeds 180 days. Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure. They are subject to segregation requirements; however, when a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

ZERO COUPON DEBT SECURITIES
The Aggregate Fund and the Intermediate Fund may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolios. Please retain this Prospectus for future reference. Additional information about each Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders, as well as the Statement of Additional Information (SAI). The SAI provides more information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference, meaning it is legally considered a part of this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance during its last fiscal year.

The Fund's SAI, annual, semi-annual reports, and other information are available, without charge, upon request by contacting the Administrator at their toll free telephone number (800) 247-0473.

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund may be obtained on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Fund's Investment Company Act File number: 811-8323.

                                SAMCO FUNDS, INC.

                SAMCO AGGREGATE FIXED INCOME FUND CLASS B SHARES

               SAMCO INTERMEDIATE FIXED INCOME FUND CLASS B SHARES

                      SAMCO HIGH YIELD FUND CLASS B SHARES


The SAMCO Aggregate Fixed Income Fund (the "Aggregate Fund"), the SAMCO Intermediate Fixed Income Fund (the "Intermediate Fund") and the SAMCO High Yield Fund (the "High Yield Fund") are investment portfolios (each a "Portfolio" and collectively the "Portfolios") of SAMCO Funds, Inc., an open-end management investment company (the "Fund"). The Aggregate Fund and the Intermediate Fund are non-diversified investment portfolios and the High Yield Fund is a diversified investment portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                  THE DATE OF THIS PROSPECTUS IS MARCH 1, 2001.

                                TABLE OF CONTENTS
                                                              PAGE

    RISK/RETURN SUMMARY                                        1
            AGGREGATE FUND
              INTERMEDIATE FUND
              HIGH YIELD FUND
    PRINCIPAL INVESTMENT RISKS                                 3
    RISK/RETURN BAR CHARTS AND TABLES                          4
    RISK/RETURN SUMMARY: FEE TABLE                             5
    FUND MANAGEMENT                                            6
    PURCHASE OF SHARES                                         7
    REDEMPTION OF SHARES                                       7
    ADDITIONAL INFORMATION                                     8
    APPENDIX A: DESCRIPTION OF INVESTMENTS                     10

                               RISK/RETURN SUMMARY

     The following is a summary of certain key information about each Portfolio, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of certain allowable investments is included in Appendix A.

INVESTMENT OBJECTIVES:

     AGGREGATE FUND: The Aggregate Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Aggregate Bond Index (LBA Benchmark).

     INTERMEDIATE FUND: The Intermediate Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Intermediate Government/Corporate Index (LBI Benchmark).

     HIGH YIELD FUND: The High Yield Fund's investment objective is to provide investors with a high income and, secondarily, capital appreciation. The performance goal is to outperform the Merrill Lynch High Yield Index.

PRINCIPAL INVESTMENT STRATEGIES:

     The Aggregate Fund and the Intermediate Fund each seek to achieve their objective primarily through investment in various types of income producing debt securities including mortgage and asset-backed securities, United States Government and Agency Obligations, and corporate obligations. At least 65% of total assets will be invested in the broad universe of available United States dollar denominated fixed income securities.

     The High Yield Fund seeks to achieve its objective primarily through investment in various types of lower rated, higher yielding bonds. At least 65% of total assets will be invested in the broad universe of available United States dollar denominated high yield corporate securities. Although the High Yield Fund seeks to achieve its investment objective primarily through investment in high yield corporate securities, the High Yield Fund may invest up to 35% of its total assets in investment grade securities.

INVESTMENT MANAGEMENT APPROACH:

     Seix Investment Advisors Inc. (the "Investment Adviser") will manage the portfolios according to the following:

     DURATION/MATURITY: Duration measures the expected life of a debt security on a present value basis. In general, duration rises with maturity, therefore the greater the duration of a bond, the greater its percentage volatility.

     - The Aggregate Fund will be managed with a duration that is close to the duration of the LBA Benchmark, which is generally between four to five years.
     - The Intermediate Fund will maintain an average-weighted portfolio maturity of three to ten years. It will be managed with a duration that is close to the duration of the LBI Benchmark, which is generally between three to four years.
     - The High Yield Fund will be managed with a duration that is close to the duration of the Merrill Lynch High Yield Index, which is generally between three to six years.

     PROPRIETARY ANALYSIS: Due to the complexity of the bond market, the Investment Adviser uses financial investment techniques which it developed internally to attempt to identify value and adequately control risk for the Aggregate Fund and the Intermediate Fund.

     YIELD: Although the Aggregate Fund and the Intermediate Fund are managed on a total return basis, a premium is placed on income. Income is considered the most powerful contributor to fixed income returns. Non Treasury securities generally play a dominant role in both the Aggregate Fund and the Intermediate Fund.

     PORTFOLIO CONSTRUCTION: The Aggregate Fund and the Intermediate Fund's construction is generally determined through a research driven process designed to identify value areas within the fixed income market. The Aggregate Fund and the Intermediate Fund will typically maintain an over-weighting in obligations of domestic corporations and an under-weighting of United States Treasury securities.

     The High Yield Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. In deciding which securities to buy and sell, the portfolio managers will emphasize securities which are within the targeted segment of the high yield market, (BB/B). The High Yield Fund generally will focus on investments which the Investment Adviser perceives as meeting the following criteria:
     -    industries that have strong fundamentals
     - companies that have good business prospects and increasing credit strength
     - companies that have stable or growing cash flows and effective management

CREDIT QUALITY:

     The Aggregate Fund and the Intermediate Fund may only invest in investment grade securities, which are those securities rated by one or more nationally recognized statistical rating organizations (NRSROs) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). The Intermediate Fund will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's.

     The High Yield Fund normally invests at least 65% of total assets in U.S. high yield bonds (commonly known as junk bonds), which are those securities rated below the fourth credit grade (i.e., below BBB by Standard & Poor's Corporation (S&P) and below Baa by Moody's Investors Service, Inc. (Moody's)). If the security is unrated, it must meet, in the judgment of the Investment Adviser, comparable credit quality standards.

PRINCIPAL INVESTMENTS:

     The Aggregate Fund and the Intermediate Fund will principally invest in the following securities: obligations issued or guaranteed by the United States Government, obligations of domestic corporations or other entities, obligations of domestic banks, mortgage and asset-backed securities, obligations backed by the full faith and credit of the United States, and obligations issued or guaranteed by United States Government Agencies, Government-Sponsored Enterprises (GSE's) or instrumentalities where each Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment.

     The High Yield Fund will invest at least 65% of its total assets in high yield debt obligations of domestic corporations or other entities. The High Yield Fund may invest up to 35% of its total assets in non-high yield securities such as investment grade bonds, obligations issued or guaranteed by the United States Government, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by United States Government Agencies, and Government-Sponsored Enterprises (GSE's), Asset Backed Securities (ABS), Mortgage-Backed Securities (MBS) or instrumentalities where the High Yield Fund must look principally to the issuing or guaranteeing agency for ultimate repayment.

     The High Yield Fund may take a temporary defensive position that departs from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, the High Yield Fund may not be actively pursuing its investment goals or achieving its investment objectives and may have up to 100% of its assets in U.S. Treasuries, United States Government Agencies, investment grade securities or cash.

                           PRINCIPAL INVESTMENT RISKS

     A loss of money on your investment in each Portfolio, or the under-performance of each Portfolio relative to other investments could occur due to certain risks. In general, the greater the risk, the greater the possibility of losing money. The possibility exists that the investment decisions made by the portfolio managers of the Fund will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.

The following are the principal risks associated with the Portfolios' investment policies and strategies:


INTEREST RATE       Investing in debt securities will subject the Portfolios to
RISK:               the risk that the market value of the debtsecurities will
                    decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

HIGH YIELD          Debt securities that are rated below the four highest
SECURITIES          categories, those securities rated below BBB by S&P and
RISK:               below Baa by Moody's (or unrated securities of comparable
                    quality determined by the Investment Adviser) are known as "High Yield" bonds or "junk bonds". High Yield bonds are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, they present considerable risk of issuer default particularly during periods of economic uncertainty or economic downturns. High Yield bonds may also be subject to substantial market fluctuations and may be less liquid, than securities in the higher rating categories. They are subject to greater risk of loss of income and principal than investment grade securities. Valuing less liquid securities involves greater exercise of judgment and may be more objective than valuing securities using market quotations.

CREDIT              Debt securities are subject to credit risk. Credit
RISK:               risk is the possibility that an issuer will fail to make
                    timely payments of interest or principal, or go bankrupt.
                    The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

DERIVIATIVE         Derivatives are subject to the risk of changes in the
RISK:               market price of the security, credit risk with respect to
                    the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the High Yield Fund.
                    The use of derivatives may reduce returns for the High
                    Yield Fund.

PREPAYMENT          The Portfolios may invest in mortgage-backed
RISK:               securities, which can be paid off early if the owners of
                    the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolios will be forced to reinvest this money at lower yields.

INABILITY TO        High Yield Securities may be less liquid than higher quality
SELL                investments. The High Yield Fund could lose money if it
SECURITIES:         cannot sell a security at the time and price that would be most beneficial to the Portfolio. A security whose credit rating has been lowered may be particularly difficult to sell.

NON-                The Aggregate Fund and the Intermediate Fund are
DIVERSIFICATION     non-diversified portfolios in that they concentrate their
RISK:               investments among fewer securities than a diversified mutual fund would. Non-diversification can intensify risk should a particular investment suffer from adverse market conditions.

PORTFOLIO           The Investment Adviser may engage in active and frequent
TURNOVER            trading of portfolio securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., 100% or more per year) would cause the Portfolios to incur additional transaction costs on the sale of securities and reinvestment in other securities and could lower total return.

                        RISK/RETURN BAR CHARTS AND TABLES

THE BAR CHART AND TABLE SHOWN BELOW INDICATE THE RISKS OF INVESTING IN THE CLASS A SHARES OF EACH PORTFOLIO BY ILLUSTRATING HOW THEY HAVE PERFORMED. THE BAR CHART SHOWS THE YEARLY PERFORMANCE OF THE CLASS A SHARES OF EACH PORTFOLIO AND THE TABLE BELOW SHOWS THE PERFORMANCE OF THE CLASS A SHARES OF EACH PORTFOLIO AS COMPARED TO A SELECTED BROAD BASED INDEX.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

[AGGREGATE FUND BAR CHART]


1998      7.82%
1999     -0.53%
2000     10.40%

During the periods shown in the Aggregate Fund's bar chart, the highest quarterly return was 3.85% (quarter ended 12/31/2000) and the lowest quarterly return was -1.16% (quarter ended 06/30/1999).

------------------------------------------------------------------------- -------------- ------------------------
AVERAGE ANNUAL TOTAL RETURNS                                               PAST 1 YEAR       SINCE INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2000)
------------------------------------------------------------------------- -------------- ------------------------
SAMCO AGGREGATE FUND*                                                     10.40%         5.85%
------------------------------------------------------------------------- -------------- ------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX
The  Lehman  Brother  Aggregate  Bond  Index  is  an  unmanaged,  market  11.63%         6.42%
value-weighted   measure  of  U.S.   Treasury  and  agency   securities,
corporate   bond  issues,   mortgage-backed   securities,   asset-backed
securities and corporate mortgage-backed securities.
------------------------------------------------------------------------- -------------- ------------------------

* Date of Inception: 12/30/97. The name of the Portfolio was changed on June 10, 1999 by the Board of Directors from SAMCO Fixed Income Portfolio to SAMCO Aggregate Fixed Income Fund.

 [INTERMEDIATE FUND BAR CHART]


2000     10.19%

During the period shown in the Intermediate Fund's bar chart, the highest quarterly return was 3.54% (quarter ended 12/31/2000) and the lowest quarterly return was 1.30% (quarter ended 06/30/2000).

------------------------------------------------------------------------- -------------- ------------------------
AVERAGE ANNUAL TOTAL RETURNS                                               PAST 1 YEAR       SINCE INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2000)
------------------------------------------------------------------------- -------------- ------------------------
SAMCO INTERMEDIATE FUND*                                                  10.19%         7.51%
------------------------------------------------------------------------- -------------- ------------------------
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX
The  Lehman  Intermediate  Government/Corporate  Index is an  unmanaged,  10.10%         7.27%
market  value-weighted  measure of U.S. Treasury and agency  securities, corporate bond issues and mortgage-backed securities,  having maturities of 10 years or less.
------------------------------------------------------------------------- -------------- ------------------------

* Date of Inception: June 30, 1999.

The returns in the bar charts and tables above are for Class A shares of the Aggregate Fund and the Intermediate Fund which are not offered in this Prospectus. The Portfolios expect that the annual returns of the Class B shares would be substantially similar to the returns of Class A shares because both classes of shares invest in the same portfolio of securities, and the returns would differ only to the extent that the two classes of shares have different expenses. For example, the Class B shares of each Portfolio have a 12b-1 fee in the amount of 0.25% of the average daily net assets, which the Class A shares does not.

BECAUSE THE HIGH YIELD HAS NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR, ITS PERFORMANCE INFORMATION HAS NOT BEEN INCLUDED.

This table describes the fees and expenses that you may pay if you buy and hold Class B shares of each of the Portfolios.

---------------------------------------------------------------- ---------------- ----------------- ----------------
SHAREHOLDER FEES                                                 Aggregate  Fund  Intermediate      High Yield
(Fees Paid Directly From Your Investment)                                         Fund              Fund
---------------------------------------------------------------- ---------------- ----------------- ----------------
Sales Loads                                                      None             None              None
Redemption Fees                                                  None             None              None
Exchange Fee                                                     None             None              None
ANNUAL FUND OPERATING EXPENSES
(Expenses Deducted From Fund Assets)
Management Fees                                                  0.25%             0.25%            0.50%
Distribution (12b-1) and/or Service Fees                         0.25%             0.25%            0.25%
Other Expenses (a)                                               0.38%             0.63%            0.63% (b)
Total Annual Fund Operating Expenses (c)                         0.88%             1.13%            1.38%
---------------------------------------------------------------- ---------------- ----------------- ----------------

(a) Other Expenses include fees for shareholder services, custodial, administration, dividend disbursing and transfer agency fees, legal and auditing fees, printing costs and registration fees.

(b) Because High Yield Fund commenced investment operations on December 29, 2000, expenses are estimates based upon the expected expenses that the High Yield Fund would incur in the current fiscal year.

(c) The Investment Adviser has voluntarily agreed to limit the total expenses for each of the Aggregate Fund, the Intermediate Fund and the High Yield Fund (excluding interest, taxes, brokerage and extraordinary expenses) to annual rates of 0.70%, 0.70% and 0.80% respectively of their average daily net assets. THERE IS NO SPECIFIC TIME PERIOD FOR HOW LONG THE VOLUNTARY EXPENSE LIMITATIONS WILL LAST, AND SUCH WAIVERS MAY BE CANCELLED AT ANY TIME. As long as these temporary expense limitations continue, it may lower the Portfolios' expenses and increase their total returns. For the fiscal year ended October 31, 2000, the Investment Adviser waived fees in the amount of 0.18% and 0.43% for the Aggregate Fund and the Intermediate Fund, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in each of the Portfolios with the cost of investing in other mutual funds.

The example assumes that:
-    You invest $10,000 in the Portfolio for the time periods indicated;
-    Your investment has a 5% return each year; and
-    The Portfolio's operating expenses remain the same.

The results apply whether or not you redeem your investment at the end of each period. Although your costs may be higher or lower, based on these assumptions your costs would be:

------------------------ ------------------------- ------------------------- ------------------------------------
                              Aggregate Fund          Intermediate Fund                High Yield Fund
------------------------ ------------------------- ------------------------- ------------------------------------

1 Year                              $90                      $115                           $141
3 Years                            $281                      $359                           $437
5 Years                            $488                      $622
10 Years                          $1084                     $1375
------------------------ ------------------------- ------------------------- ------------------------------------

                                 FUND MANAGEMENT

BOARD OF DIRECTORS

The Board of Directors of the Fund consists of six individuals who are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's Directors are Christina Seix, John G. Talty, Peter J. Bourke, C. Alan MacDonald, John E. Manley, Sr., and John R. O'Brien. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

INVESTMENT ADVISER

Seix Investment Advisors, Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for institutions, corporations, public funds, endowments, foundations and hospitals. The Investment Adviser currently has approximately $7.5 billion in assets under management. The Investment Adviser is located at 300 Tice Boulevard, Woodcliff Lake, N.J. 07675. Seix Investment Advisors, Inc. acts as the investment adviser to each Portfolio and provides the Fund with management and investment advisory services. The advisory agreements with the Investment Adviser provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of each Portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreements.

PAYMENT OF FUND EXPENSES

Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser a monthly advisory fee. This advisory fee is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month:

----------------------------------------- ----------------------------------
FUND NAME                                 RATE
----------------------------------------- ----------------------------------
Aggregate Fund                            0.25%
----------------------------------------- ----------------------------------
Intermediate Fund                         0.25%
----------------------------------------- ----------------------------------
High Yield Fund                           0.50%
----------------------------------------- ----------------------------------

Because the Adviser voluntarily waived advisory fees for the fiscal year ended October 31, 2000, advisory fees paid by the Aggregate Fund and the Intermediate Fund amounted to 0.07% and 0.0%, respectively, of average daily net assets.

The High Yield Fund commenced operations on December 29, 2000 and did not pay advisory fees for the year ended October 31, 2000.

PORTFOLIO MANAGERS

The Portfolios will be managed using a team approach. The team includes both Senior Investment Managers and experienced High Yield Analysts. The Senior Portfolio Managers at the firm are:

CHRISTINA SEIX, CFA, CHAIRMAN, CEO & CHIEF INVESTMENT OFFICER SINCE JUNE 1992 Formerly, Chairman & CEO, Head of Investment Policy, MacKay-Shields (September 1987 to June 1992) Total Investment Experience: 27 years B.A., Fordham University, Mathematics; MA, SUNY, Mathematics

JOHN TALTY, CFA, PRESIDENT & SENIOR PORTFOLIO MANAGER SINCE JANUARY 1993 Formerly, Chief Fixed Income Strategist, J.P. Morgan Securities (January 1991 to January 1993) Total Investment Experience: 19 years B.A., Connecticut College, Economics, Phi Beta Kappa, Magna Cum Laude

BARBARA HOFFMANN, MANAGING DIRECTOR AND SENIOR PORTFOLIO MANAGER SINCE MAY 1994 Formerly, Senior Portfolio Manager, MetLife Investment Management Co. (July 1993 to May 1994) Total Investment Experience: 19 years B.S., University of Maine, Education/Mathematics

MICHAEL MCEACHERN, CFA, DIRECTOR AND SENIOR PORTFOLIO MANAGER SINCE JUNE 1997 Formerly, Vice President, Fixed Income, American General Corp. (August 1994 to June 1997) Total Investment Experience: 16 years B.A., University of California, Operations Research; MBA, Rice University, Accounting/Public Administration

JOSEPH CALABRESE, CFA, DIRECTOR AND SENIOR PORTFOLIO MANAGER SINCE MAY 1997 Formerly, Director, Fixed Income at Metropolitan Life Insurance Company (September 1996 to May 1997) Total Investment Experience: 13 years B.A., New Jersey Institute of Technology, Engineering; MBA, New York University, Finance

                               PURCHASE OF SHARES

     There is no sales charge imposed by the Fund. The minimum initial investment in the Class B shares of each Portfolio in the Fund is $1,000. The minimum investment may be waived at any time at the discretion of the Investment Adviser. Additional purchases may be of any amount.

     The offering of shares of each Portfolio is continuous and purchases of shares of the Portfolios may be made Monday through Friday, except for the holidays declared by the Federal Reserve Banks of New York or Boston (a "Business Day"). At the present time, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas. Each Portfolio's shares are offered at a public offering price equal to the net asset value next determined after receipt of a purchase order.

     In order to purchase shares on a particular Business Day, subject to the offering dates described above, a purchaser must submit a completed Account Application Form (and other required documents) and call Investors Bank & Trust Company (Transfer Agent) at (800) 247-0473 prior to 4:00 p.m. Eastern time to inform the Fund of the incoming wire transfer. If federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification on a non-business day, or after 4:00 p.m. Eastern time, or if federal funds are received by the Transfer Agent after 4:00 p.m. Eastern time, such purchase order shall be deemed received as of the next business day. Shares purchased will begin accruing dividends on the day federal funds are received.

     Purchases of shares must be made by wire transfer of federal funds. Please note that the shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions for purchasing shares of a Portfolio are:

                         Investors Bank & Trust Company
                                   Boston, MA
                                ABA # 011-001-438
                                 Acct: 303030303
                            Benf: (name of Portfolio)
                      F/F/C (Shareholder's Account at Fund)

     You may also buy shares of a Portfolio "in-kind" through a transfer of securities to a Portfolio as payment for the shares, if the purchase is approved in advance by the Investment Adviser. Securities used to purchase Portfolio shares must be determined by the Investment Adviser to be appropriate investments for the Portfolio, to be consistent with that Portfolio's investment objectives and policies, and to have readily available market quotations. The securities will be valued in accordance with the Fund's policy for calculating net asset value, determined as of the close of business the day on which the securities are received by the Fund. The minimum investment amount for in-kind purchases of Portfolio shares is $1,000,000, or such other amount as may be appropriate in light of applicable regulations. The minimum investment may be waived at any time at the discretion of the Investment Adviser. Whether the Portfolio will accept particular securities as payment will be decided in the sole discretion of the Investment Adviser. If you are considering buying shares in this manner, please call the Investment Adviser at 201-391-0300.

                              REDEMPTION OF SHARES

     The Fund will redeem all full and fractional shares of each Portfolio upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective on that Business Day. If such notice of redemption is received by the Transfer Agent after 4:00 p.m. Eastern time, the redemption shall be effective on the following Business Day. Payment will ordinarily be made by wire on the next Business Day, but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

     There is no charge imposed by the Fund to redeem shares of a Portfolio; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Portfolio.

     To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

     A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with a signature guaranteed by a national bank, which is a member firm of any national or regional securities exchange (a Signature Guarantee). If the guarantor institution belongs to one of the Medallion Signature Programs, it must use the Medallion "Guaranteed" stamp. Notarized signatures are not sufficient. Further documentation may be required when deemed appropriate by the Transfer Agent.

     A shareholder may request redemption by calling the Transfer Agent at (800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund and the Transfer Agent may employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting the securities to cash.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     Dividends are automatically reinvested in additional Class B shares of the applicable Portfolio on the last day of each month at the net asset value per share on the last Business Day of that month unless shareholders indicate their desire to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. In the event that a Portfolio realizes net long-term capital gains (I.E., with respect to assets held more than 12 months), it will distribute them at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such long-term capital gains in additional shares of the Portfolio at the net asset value on the date the distribution is declared.

     The net investment income (including accrued but unpaid interest and amortization of original issue and market discount or premium) of a Portfolio will be declared as a dividend payable monthly to shareholders of record as of the last Business Day of each month. Each Portfolio will also declare, to the extent necessary, a net short-term capital gain dividend once per year. Dividends are paid on the first Business Day of the month.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day the Fund is open. The net asset value per share of each class of each Portfolio is computed by dividing the sum of the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including any accrued expenses that are specific to that class) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

     The following methods are used to calculate the value of a Portfolio's assets: (1) all portfolio securities for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless the Investment Adviser determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; and (3) the value of other assets will be determined in good faith by the Investment Adviser at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. The procedures establish guidelines for the Board to follow in pricing securities in the Portfolios for which market quotations are not readily available. These securities will be priced by the Fund's Pricing Committee and then reported to the Board seeking ratification of the price by the Board at its next quarterly meeting.

     To the extent that the Portfolios invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolios do not price their shares. As a result, the net asset value per share of the Portfolios may change at a time when shareholders are not able to purchase or redeem their shares.

RULE 12B-1 PLAN

     Each Portfolio has adopted a Distribution Plan with respect to its Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a Portfolio may pay a quarterly distribution related fee in an amount not to exceed 0.25% of the average daily value of the net assets attributable to Class B shares of the Portfolio. Such amounts received under the Plan are to be used for payments to qualifying dealers for their assistance in the distribution of the Portfolio's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting each Portfolio and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

     Distributions paid by a Portfolio from net investment income are designated by the Portfolio as "ordinary income dividends" and, whether paid in cash or reinvested in additional shares, will be taxable to the Portfolio's shareholders that are otherwise subject to tax as ordinary income. Distributions made from a Portfolio's net capital gain which are designated by the Portfolio as "capital gains dividends" are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned the Portfolio's shares. Each Portfolio expects that its distributions will represent primarily ordinary income to shareholders. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the net asset value of the additional shares on the date of such a distribution. Each shareholder will receive an annual statement detailing the tax status of Portfolio distributions for each year.

     Gain or loss, if any, recognized on the sale or other disposition of shares of a Portfolio will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

     Dividends and distributions by a Portfolio are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividend declared in October, November or December of any year, however, that is payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders and paid by a Portfolio on December 31 of such year in the event such dividends are actually paid during January of the following year.

     A Portfolio may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to taxable shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Portfolio with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Portfolio that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or
(iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

                                   APPENDIX A

                           DESCRIPTION OF INVESTMENTS

THE PORTFOLIOS MAY INVEST IN THE SECURITIES DEFINED BELOW AS INDICATED AND IN ACCORDANCE WITH THEIR PRINCIPAL INVESTMENT STRATEGIES AND ANY QUALITY OR POLICY CONSTRAINTS. ADDITIONAL INFORMATION REGARDING THE ASSOCIATED RISKS ACCOMPANYING THE SECURITIES DEFINED BELOW IS LOCATED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

BANK OBLIGATIONS
The High Yield Fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The High Yield Fund will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Portfolio.

CORPORATE ISSUES
Each Portfolio may invest in corporate issues, which are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. Each Portfolio may buy corporate issues subject to any quality constraints. If a security held by a Portfolio is downgraded, the Portfolio may retain the security if the Investment Adviser deems retention of the security to be in the best interests of the Portfolio.

HIGH YIELD SECURITIES
The High Yield Fund may invest in below investment-grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality (commonly referred to as "junk bonds"), which may carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks. A discussion of the ratings services appears in an Appendix to the Statement of Additional Information.

INVESTMENT GRADE DEBT SECURITIES
Each Portfolio may invest in investment grade securities that are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's, Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Investment Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Investment Adviser to be investment grade quality. The Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio. The Portfolio may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade
Security.

MORTGAGE-BACKED SECURITIES AND ASSET BACKED DEBT SECURITIES
Each Portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed debt securities are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage

Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. Each Portfolio may purchase only asset-backed securities that the Investment Adviser determines to be liquid. Each Portfolio may not purchase mortgage-backed or asset-backed securities that do not meet the above minimum credit standards.

Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

The credit characteristics of asset backed securities differ in a number of respects from those of traditional debt securities. Asset backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

An important feature of mortgage and asset backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES
Each Portfolio may invest in U.S. Treasury and U.S. Government Agency Securities. U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

ZERO COUPON DEBT SECURITIES
The High Yield Fund may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

THE PORTFOLIOS MAY ALSO INVEST IN THE SECURITIES DEFINED BELOW AS INDICATED AND IN ACCORDANCE WITH THEIR PERMITTED INVESTMENT STRATEGIES AND ANY QUALITY OR POLICY CONSTRAINTS. ADDITIONAL INFORMATION REGARDING THE ASSOCIATED RISKS ACCOMPANYING THE SECURITIES DEFINED BELOW IS LOCATED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

BANK OBLIGATIONS
The Aggregate Fund and the Intermediate Fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). A Portfolio will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Portfolios.

CMOS--COLLATERALIZED MORTGAGE OBLIGATIONS
Each Portfolio may purchase collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments -and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CONVERTIBLES
The High Yield Fund may invest in securities with equity conversion features. While it will not generally be the policy of the Fund to invest in convertible securities, the presence of a conversion feature would not rule out their use in the Fund. So-called "busted convertibles," where no equity conversion premium exists could be an appropriate Fund investment. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

DERIVATIVES
The High Yield Fund may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level or risk, or change the character of the risk, of its portfolio by making investments in specific securities.

EURODOLLAR AND YANKEE OBLIGATIONS
The Aggregate Fund and the Intermediate Fund may invest in Eurodollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Each Portfolio may invest in Yankee obligations. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign corporations. Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FLOATERS
Each Portfolio may invest in Floaters. Floaters--Floating and Variable Rate Obligations -- are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

INVESTMENT FUNDS
Each Portfolio is permitted to invest in investment funds and will make such investments only where appropriate, given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio.

MUNICIPAL DEBT SECURITIES
The Aggregate Fund and the Intermediate Fund may, from time to time, purchase municipal debt securities when, in the Investment Adviser's opinion, such instruments will provide a greater return than taxable instruments of comparable quality. It is not anticipated that such securities will ever represent a significant portion of a Portfolio's assets. Fund distributions that are derived from interest on municipal debt securities will be taxable to shareholders in the same manner as distributions derived from taxable debt securities.

PIK BONDS
The High Yield Fund may invest in PIK (Payment-in-Kind) Bonds. PIK securities are securities that pay interest or dividends through the issuance of additional securities. A Portfolio will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Portfolio until the cash payment date or the securities mature. The risks associated with lower rated debt securities apply to these securities. PIK securities are also subject to the risk that in the event of a default, the Portfolio may realize no return on investment, because these securities do not pay cash interest.

PREFERRED STOCK
Each Portfolio may invest in preferred stock which is non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS
Each Portfolio may purchase Repurchase Agreements. Repurchase agreements are transactions by which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the Portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Investment Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price and that transactions are only entered into with approved counterparties.

VARIABLE AMOUNT MASTER DEMAND NOTE
The High Yield Fund may purchase variable amount master demand notes which are unsecured instruments. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Although the notes are not normally traded and there may be no secondary market in the notes, the Portfolio may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES
Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take more than a month after the date of the purchase commitment, but will take place no more than 120 days after the trade date. No income accrues prior to delivery on securities that have been purchased pursuant to a forward commitment or on a when-issued basis. However, interest is generated on the short-term investments that are segregated for the settlement of these securities. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established in the Portfolio and maintained in the Portfolio and will be marked to market daily. A short term investment in this segregated account may not have a duration that exceeds 180 days. Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure. They are subject to segregation requirements; however, when a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

ZERO COUPON DEBT SECURITIES
The Aggregate Fund and the Intermediate Fund may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolios. Please retain this Prospectus for future reference. Additional information about each Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders, as well as the Statement of Additional Information (SAI). The SAI provides more information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference, meaning it is legally considered a part of this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance during its last fiscal year.

The Fund's SAI, annual, semi-annual reports, and other information are available, without charge, upon request by contacting the Administrator at their toll free telephone number (800) 247-0473.

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund may be obtained on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.







Fund's Investment Company Act File number. 811-8323.

                       STATEMENT OF ADDITIONAL INFORMATION


                                SAMCO FUNDS, INC.
                        SAMCO AGGREGATE FIXED INCOME FUND
                      SAMCO INTERMEDIATE FIXED INCOME FUND
                              SAMCO HIGH YIELD FUND
                              200 Clarendon Street
                                Boston, MA 02116
                                 (800) 247-0473

     The SAMCO Aggregate Fixed Income Fund (the "Aggregate Fund"), the SAMCO Intermediate Fixed Income Fund (the "Intermediate Fund") and the SAMCO High Yield Fund (the "High Yield Fund") are investment portfolios (each a "Portfolio" and collectively the "Portfolios") of SAMCO Funds, Inc., an open-end management investment company (the "Fund"). The Aggregate Fund and the Intermediate Fund are non-diversified investment portfolios and the High Yield Fund is a diversified investment portfolio. Shares of each of the Portfolios may be purchased through First Fund Distributors, Inc. (the "Distributor").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated March 1, 2001 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling Investors Bank and Trust Company (the "Administrator") at 800-247-0473. The annual report to shareholders dated October 31, 2000 is incorporated by reference herein.

                              -------------------


              DISTRIBUTED BY:           FIRST FUND DISTRIBUTORS, INC.
                                        4455 EAST CAMELBACK ROAD
                                        SUITE 261 E
                                        PHOENIX,  AZ  85018


             STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2001

                                TABLE OF CONTENTS

                                                                      PAGE
      MANAGEMENT OF THE FUND                                           3
      INVESTMENT ADVISER AND ADVISORY AGREEMENTS                       4
      CODE OF ETHICS                                                   5
      ADMINISTRATOR                                                    6
      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES              6
      DISTRIBUTION OF FUND SHARES                                      7
      SUPPLEMENTAL DESCRIPTION OF INVESTMENTS                          8
      SUPPLEMENTAL DESCRIPTIONS OF RISKS                               15
      INVESTMENT RESTRICTIONS                                          21
      PORTFOLIO TURNOVER                                               22
      PORTFOLIO TRANSACTIONS                                           22
      TAX CONSIDERATIONS                                               23
      SHAREHOLDER INFORMATION                                          25
      SERVICE PROVIDERS                                                27
      ORGANIZATION OF THE FUND AND DESCRIPTION OF CAPITAL STOCK        27
      CALCULATION OF PERFORMANCE DATA                                  28
      FINANCIAL STATEMENTS                                             28
      QUALITY RATING DESCRIPTIONS                                      29

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

     The Fund is managed by its Board of Directors. The Board of Directors is generally responsible for management of the business and affairs of the Fund. The Board of Directors formulates the general policies of the Fund, approves contracts and authorizes Fund officers to carry out the decisions of the Board. The Board of Directors and principal officers of the Fund are listed below together with information on their positions with the Fund, address, age, principal occupations during the past five years and other principal business affiliations. An asterisk (*) has been placed next to the name of each director who is an "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of such person's affiliation with the Fund or the Fund's investment adviser, Seix Investment Advisors Inc. (the "Investment Adviser").

NAME, ADDRESS AND AGE                  OFFICE                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------                  ------                   -------------------------------------------
*Christina Seix                        Director and             Seix Investment Advisors Inc., Chairman and Chief Investment
300 Tice Blvd.                         Chairman                 Officer 1992-Present
Woodcliff Lake, NJ 07675
Age: 50
*John G. Talty                         Director and             Seix Investment Advisors  Inc.,  Managing Director
300 Tice Blvd.                         President                (1993-Present) and President 1996-Present
Woodcliff Lake, NJ 07675
Age: 42
*Peter J. Bourke                       Director and             Seix Investment Advisors Inc., Managing Director,
300 Tice Blvd.                         Assistant Secretary      1993-Present; Chief Operating Officer (1998-Present).
Woodcliff Lake, NJ 07675
Age: 49
C. Alan MacDonald                      Director                 Consultant, 1999 - present; Managing Director of The
415 Round Hill Road                                             Directorship Inc., a consultancy in board management and
Greenwich,CT  06831                                             corporate governance, 1997-1999; General Partner of the
Age:  67                                                        Marketing Partnership, Inc., a full service marketing
                                                                consulting firm, 1994 - 1997.
John E. Manley, Sr.                    Director                 Retired, (Formerly Consultant to Mutual of America
86505 Holmes                                                    April 1996 - March 1997)
Chapel Hill, NC 27514
Age: 66
Mr. John O'Brien                       Director                 Retired
466 Fairfield Road
Wyckoff, New Jersey 07481
Age: 68
William E. Vastardis                   Treasurer                Investors Capital Services, Inc., (Formerly AMT Capital
Investors Capital Services, Inc.                                Services, Inc.), Managing Director 1992 - present.
600 Fifth Avenue, 26th Floor
New York, NY  10020
Age: 43
Jeffrey J. Gaboury                     Assistant Treasurer      Director, Mutual Fund Administration, Reporting and Compliance,
Investors Bank & Trust Company                                  Investors Bank and Trust  Company (since  1996); Formerly,
200 Clarendon Street                                            Assistant Manager, Fund Compliance, Scudder, Stevens & Clark
Boston, MA  02116                                               (1992-1996).
Age:  32
Cynthia Surprise                       Secretary                Investors Bank & Trust Company, Director and Counsel
Investors Bank & Trust Company                                  1999 - present; State Street Bank and Trust Company, Vice
200 Clarendon Street                                            President, 1994-1999.
Boston, MA  02116
Age:  54


                                       3

Sandra I. Madden                       Assistant Secretary      Investors Bank & Trust Company, Associate Counsel,
Investors Bank & Trust Company                                  1999 - present; Associate at Scudder Kemper Investments,
200 Clarendon Street                                            Inc. 1996 - 1999.
Boston, MA  02116
Age:  34

     No employee of the Investment Adviser nor the Distributor receives any compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of the Investment Adviser or the Distributor or any of their affiliates. Each Independent Director receives an annual retainer of $2,000 which is paid in quarterly installments, a fee of $1,000 for each board meeting attended and a fee of $1,000 for each committee meeting attended plus out of pocket expenses.

DIRECTOR'S COMPENSATION TABLE FOR SAMCO FUNDS, INC.
FISCAL YEAR ENDED OCTOBER 31, 2000

Director                          Aggregate                Pension or             Estimated     Total Compensation
                            Compensation From the     Retirement Benefits           Annual      From Fund and Fund
                                    Fund               Accrued As Part of       benefits Upon     Complex Paid to
                                                         Fund Expenses            Retirement        Directors*
John E. Manley, Sr.                $12,851                    $0                      $0              $12,851
John R. O'Brien                    $10,000                    $0                      $0              $10,000
C. Alan MacDonald                  $7,633                     $0                      $0              $7,633

* The Fund consists of the SAMCO Aggregate Fixed Income Fund, the SAMCO Intermediate Fixed Income Fund and the SAMCO High Yield Fund. The Intermediate Fixed Income Fund commenced operations on June 30, 1999. The High Yield Fund had not commenced operations as of October 31, 2000.
** Mr. C. Alan MacDonald became a Director on March 10, 2000.

By virtue of the responsibilities assumed by the Investment Adviser and the Distributor and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

Directors and officers of the Fund collectively owned less than 1% of the Aggregate Fund and the Intermediate Fund's outstanding shares as of February 1, 2001. Christina Seix, President and Chairman of the Fund, owns 100% of the High Yield Fund which commenced operations on December 29, 2000.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENTS

     Seix Investment Advisors Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for institutions, corporations, public funds, endowments, foundations and hospitals. Christina Seix may be deemed a "controlling person" of the Investment Adviser on the basis of her ownership of the Investment Adviser's stock.

     Pursuant to the terms of the advisory agreements between each Portfolio of the Fund and the Investment Adviser (the "Advisory Agreements"), the Investment Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, shall manage the investment and reinvestment of the assets of the Fund. In this regard, it is the responsibility of the Investment Adviser to make investment decisions for the Fund and to place the Fund's purchase and sales orders for investment securities.

     Each Advisory Agreement shall remain in effect for two years following its date of execution and thereafter will automatically continue for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Portfolio's outstanding shares voting as a single class; PROVIDED, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Advisory Agreements are terminable without penalty on not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of a Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Advisory Agreements will terminate automatically in the event of their "assignment" (as defined in the 1940 Act).

     The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Advisory Agreements, including all executive salaries and expenses of the directors and officers of the Fund who are employees of the Investment Adviser or its affiliates, and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus under "Risk/Return Summary: Fee Table," other expenses incurred in the operation of the Fund are borne by each Portfolio of the Fund, including, without limitation, brokerage commissions, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under Federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, fees and expenses of Directors of the Fund who are not employees of the Investment Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

     As compensation for its services, the Investment Adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Aggregate Fund and the Intermediate Fund. The Investment Adviser receives monthly compensation at the annual rate of 0.50% of the average daily net assets of the High Yield Fund. The Investment Adviser may waive all or part of its fee from time to time in order to increase the net income available for distribution to shareholders of a Portfolio of the Fund. The Fund will not be required to reimburse the Investment Adviser for any advisory fees waived. In addition, the Investment Adviser has voluntarily agreed to limit the total expenses of Class A Shares and Class B Shares of the Aggregate Fund and the Intermediate Fund (excluding taxes, interest, brokerage, and extraordinary expenses) to an annual rate of 0.45% and 0.70% respectively, of average daily net assets attributable to such class for an indefinite time period. The Investment Adviser has also voluntarily agreed to limit the total expenses of Class A Shares and Class B Shares of the High Yield Fund (excluding taxes, interest, brokerage, and extraordinary expenses) to an annual rate of 0.55% and 0.80% respectively, of average daily net assets attributable to such class for an indefinite time period. Such waivers may be terminated at any time. As long as this temporary expense limitation continues, it may lower a Portfolio's expenses and increase its total return. In the event the Investment Adviser removes the expense cap, a Portfolio's expenses may increase and its total return may be reduced depending on the total assets of the Portfolio of the Fund.

     For the period beginning December 30, 1997 (commencement of operations) to October 31, 1998, the Aggregate Fund incurred advisory fees of $44,287, all of which was waived by the Investment Adviser. For the fiscal year ended October 31, 1999, the Aggregate Fund incurred advisory fees of $119,906, of which $61,376 was waived by the Investment Adviser. For the fiscal year ended October 31, 2000, the Aggregate Fund incurred advisory fees of $140,794, of which $102,502 was waived by the Investment Adviser.

     For the period beginning June 30, 1999 (commencement of operations) to October 31, 1999, the Intermediate Fund incurred advisory fees of $9,241, all of which was waived by the Investment Adviser. For the fiscal year ended October 31, 2000, the Intermediate Fund incurred advisory fees of $27,298, all of which was waived by the Investment Adviser.

     The High Yield Fund commenced operations on December 29, 2000 and did not incur any management fees for the fiscal year ended October 31, 2000.

                                 CODE OF ETHICS

     Rule 17j-1 of the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers to adopt a code of ethics and to report periodically to the board on issues raised under its code of ethics. To assure compliance with these restrictions, the Fund and the Adviser adopted and agreed to be governed by a joint code of ethics (the "Code of Ethics") containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The Code of Ethics permits personal investing transactions of the Fund's and the Adviser's employees which avoid conflicts of interest with the Fund.

     Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-

8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                  ADMINISTRATOR

     The administration agreement dated November 1, 1999 (the "Administration Agreement") between the Fund and Investors Bank and Trust Company, (the "Administrator"), will remain in effect until November 3, 2002. After the expiration date, the Administration Agreement shall automatically be renewed annually thereafter, and may be terminated thereafter, by either party on 120 days prior written notice. Upon termination of the Administration Agreement, the Fund shall pay to the Administrator such compensation as may be due under the terms of the Agreement on the date of such termination. The Administrator provides for, or assists in managing and supervising all aspects of, the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Fund is subject to an administration fee of seven (7) basis points, which will be applied to all assets for which Investors Bank and Trust Company acts as Administrator. The Fund pays the Administrator a minimum annual fee of $50,000 for the first year of the Administration Agreement (11/1/99-10/31/00). In the second year of the relationship, the minimum for the three Portfolios will increase to $62,500 and in the third year to $75,000. The Administrator is entitled to reimbursement from the Fund for its out-of-pocket expenses incurred under the Administration Agreement. Prior to November 1, 1999, the administrator of the Fund was Investors Capital Services, Inc. The Fund paid Investors Capital Services, Inc. a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets.

     For the period beginning December 30, 1997 (commencement of operations) to October 31, 1998, the Aggregate Fund incurred administration fees (not including waivers and reimbursements) of $41,667. For the fiscal year ended October 31, 1999, the Aggregate Fund incurred administration fees of $71,994, of which $63,610 was reimbursed by the Investment Adviser and the Administrator. For the fiscal year ended October 31, 2000, the Aggregate Fund incurred administration fees of $41,123, none of which was reimbursed by the Investment Adviser and the Administrator.

     For the period beginning June 30, 1999 (commencement of operations) to October 31, 1999, the Intermediate Fund incurred administration fees of $5,545, all of which was reimbursed by the Investment Adviser and the Administrator. For the fiscal year ended October 31, 2000, the Intermediate Fund incurred administration fees of $9,432, all of which was reimbursed by the Investment Adviser.

     The High Yield Fund commenced operations on December 29, 2000 and did not incur any administration fees for the fiscal year ended October 31, 2000.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 2001, the following shareholders were deemed to be a "control person" in either the Class A or the Class B shares of the Portfolios as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                                                 Name and Address of             Nature of Beneficial           Percent of
           Title of Class                         Beneficial Owner                    Ownership               Aggregate Fund
           --------------                         ----------------                    ---------               --------------
  Class A Shares of Common Stock           American College of Cardiology          Direct Ownership               38.09%
         $.001 per Share                        911 Old Georgetown Road
                                               Bethesda, MD 20814
  Class A Shares of Common Stock          Regional Transportation Authority        Direct Ownership               26.26%
         $.001 per Share                             Pension Plan
                                                     PO-Box 1443
                                               Chicago IL 60690-1443

As of January 31, 2001, the following persons held 5% or more of the outstanding shares of the Class A shares of the Aggregate Fund:

                                                 Name and Address of             Nature of Beneficial            Percent of
            Title of Class                         Beneficial Owner                    Ownership               Aggregate Fund
            --------------                         ----------------                    ---------               --------------
    Class A Shares of Common Stock          American College of Cardiology         Direct Ownership                38.09%
           $.001 per Share                     911 Old Georgetown Road
                                                  Bethesda, MD 20814
    Class A Shares of Common Stock          Regional Transportation Authority      Direct Ownership                26.26%
           $.001 per Share                          Pension Plan
                                                    PO-Box 1443
                                                 Chicago IL 60690-1443
    Class A Shares of Common Stock                 ENRON Corporation               Direct Ownership                14.16%
           $.001 per Share                          PO Box 92956
                                                 Chicago, IL 60675
    Class A Shares of Common Stock        NOITU Individual Account Pension Plan    Direct Ownership                 6.87%
           $.001 per Share                        148-06 Hillside Avenue
                                                  Jamaica, NY 11435
    Class A Shares of Common Stock             Mac & Co. (PPG Industries)          Direct Ownership                 9.14%
           $.001 per Share

     As of January 31, 2001, the following persons held 5% or more of the outstanding shares of the Class A shares of the Intermediate Fund:

                                                 Name and Address of             Nature of Beneficial            Percent of
            Title of Class                         Beneficial Owner                    Ownership             Intermediate Fund
            --------------                         ----------------                    ---------             -----------------
    Class A Shares of Common Stock            NOITU Insurance Trust Fund           Direct Ownership                 100%
           $.001 per Share                      148-06 Hillside Avenue
                                                 Jamaica, NY 11435

     As of January 31, 2001, the following persons held 5% or more of the outstanding shares of the Class A shares of the High Yield Fund:

                                                 Name and Address of             Nature of Beneficial            Percent of
            Title of Class                         Beneficial Owner                    Ownership              High Yield Fund
            --------------                         ----------------                    ---------              ---------------
    Class A Shares of Common Stock                  Christina Seix                 Direct Ownership                 100%
           $.001 per Share                          120 Ridge Road
                                                  Tuxedo Park, NY 10987

     As of January 31, 2001, Directors and officers of the Fund collectively owned less than 1% of the Aggregate Fund and the Intermediate Fund's outstanding shares. Christina Seix, President and Chairman of the Fund, owns 100% of the High Yield Fund which commenced operations on December 29, 2000.

                           DISTRIBUTION OF FUND SHARES

     DISTRIBUTION AGREEMENT. The distribution agreement (the "Distribution Agreement") among the Fund on behalf of its portfolios, the Administrator and First Fund Distributors, Inc., (the "Distributor") became effective January 1, 2000. The Distributor shall receive compensation in the amount of $25,000 per annum, to be paid no less frequently than monthly by the Administrator. In addition, the Distributor will be entitled to reimbursement of reasonable out-of-pocket expenses incurred (including but not limited to NASD filing fees incurred pursuant to the Distribution Agreement) within ten days of delivery of a valid invoice. Prior to First Fund Distributors, Inc., the distributor of the Fund was AMT Capital Securities, L.L.C.

     The Distribution Agreement will remain in effect for an initial two-year period. The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Directors or by a vote of a majority of the shares of the Fund; and (ii) by a majority of the Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement between the Fund and First Fund Distributors, Inc. was approved by the Fund's Board of Directors on December 15, 1999 and became effective January 1, 2000.

     DISTRIBUTION PLAN. Each Portfolio of the Fund has adopted a Distribution Plan and related agreements pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company's board and approved by its shareholders. Under the Distribution Plan, Class B Shares of each Portfolio of the Fund make assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which a payee has rendered distribution assistance services to the Class B shares at an annual rate of 0.25% of the average net asset value of the Class B shares. Substantially all such monies are paid by the Investment Adviser to payees for their distribution assistance with any remaining amounts being used to partially defray other expenses incurred by the Investment Adviser in distributing each Portfolio of the Fund's shares. In addition to the amounts required by the Distribution Plan, the Investment Adviser may, in its discretion, pay additional amounts from its own resources. The rate of any additional amounts that may be paid will be based upon the Investment Adviser's analysis of the contribution that a payee makes to the Class B Shares of each Portfolio of the Fund by increasing assets under management and reducing expense ratios and the cost to the Class B Shares of each Portfolio of the Fund if such services were provided directly by the Class B Shares of each Portfolio of the Fund or other authorized persons. The Investment Adviser will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Class B Shares of each Portfolio of the Fund and an increase in the expense ratio for the Class B Shares of each Portfolio of the Fund. The Investment Adviser may elect to retain a portion of the distribution assistance payments to pay for sales material or other promotional activities. The Directors have determined that there is a reasonable likelihood the Distribution Plan will benefit the Class B Shares of each Portfolio of the Fund and its shareholders.

     Under the Distribution Plan, the Fund's Treasurer reports quarterly to the Board of Directors regarding the amounts and purposes of assistance payments. During the continuance of the Distribution Plan, the selection and nomination of the disinterested Directors are at the discretion of the disinterested Directors currently in office.

     The holders of the Class B shares shall have the exclusive voting rights with respect to provisions of a distribution plan, if any, adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940 (a "Plan") applicable to the Class B shares and no voting rights with respect to the provisions of any Plan applicable to the Class A shares; and the holders of the Class A shares shall have exclusive voting rights with respect to the provisions of any Plan applicable to the Class A shares and no voting rights with respect to the provisions of any Plan applicable to the Class B shares.


                    SUPPLEMENTAL DESCRIPTIONS OF INVESTMENTS

     The Aggregate Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Aggregate Bond Index (LBA Benchmark).

     The Intermediate Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Intermediate Government/Corporate Index (LBI Benchmark).

The High Yield Fund's investment objective is to provide investors with a high income and, secondarily, capital appreciation. The performance goal is to outperform the Merrill Lynch High Yield Index.

     Duration measures the expected life of a debt security on a present value basis. In general, duration rises with maturity, therefore the greater the duration of a bond, the greater its percentage volatility.
- The Aggregate Fund will be managed with a duration that is close to the duration of the LBA Benchmark, which is generally between four to five years.
- The Intermediate Fund will maintain an average-weighted portfolio maturity of three to ten years. It will be managed with a duration that is close to the duration of the LBI Benchmark, which is generally between three to four years.
- The High Yield Fund will be managed with a duration that is close to the duration of the Merrill Lynch High Yield Index, which is generally between three to six years.

     Due to the complexity of the bond market, the Investment Adviser uses financial investment techniques which it developed internally to attempt to identify value and adequately control risk for the Aggregate Fund and the Intermediate Fund. Although the Aggregate Fund and the Intermediate Fund are managed on a total return basis, a premium is placed on income. Income is considered the most powerful contributor to fixed income returns. Non Treasury securities generally play a dominant role in both the Aggregate Fund and the Intermediate Fund. The Aggregate Fund and the Intermediate Fund's construction is generally determined through a research driven process designed to identify value areas within the fixed income market. The Aggregate Fund and the Intermediate Fund will typically maintain an over-weighting in obligations of domestic corporations and an under-weighting of United States Treasury securities.

     The Aggregate Fund and the Intermediate Fund may only invest in investment grade securities, which are those securities rated by one or more nationally recognized statistical rating organizations (NRSROs) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). If the security is unrated, it must meet, in the judgment of the Investment Adviser, comparable credit quality standards. The Intermediate Fund will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's. The Aggregate Fund and the Intermediate Fund will principally invest in the following securities: obligations issued or guaranteed by the United States Government, obligations of domestic corporations or other entities, obligations of domestic banks, mortgage and asset-backed securities, obligations backed by the full faith and credit of the United States, and obligations issued or guaranteed by United States Government Agencies, Government-Sponsored Enterprises (GSE's) or instrumentalities where each Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment.

         The High Yield Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. In deciding which securities to buy and sell, the portfolio managers will emphasize securities, which are within the targeted segment of the high yield market, (BB/B). The High Yield Fund generally will focus on investments which the Investment Adviser perceives as meeting the following criteria:

-    industries that have strong fundamentals

-    companies that have good business prospects and increasing credit strength

-    companies that have stable or growing cash flows and effective management

     The High Yield Fund normally invests at least 65% of total assets in U.S. high yield bonds (commonly known as junk bonds), which are those securities rated below the fourth credit grade (i.e., below BBB by Standard & Poor's Corporation (S&P) and below Baa by Moody's Investors Service, Inc. (Moody's)). If the security is unrated, it must meet, in the judgment of the Investment Adviser, comparable credit quality standards. The High Yield Fund will invest at least 65% of its total assets in high yield debt obligations of domestic corporations or other entities. The High Yield Fund may invest up to 35% of its total assets in non-high yield securities such as investment grade bonds, obligations issued or guaranteed by the United States Government, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by United States Government Agencies, and Government-Sponsored Enterprises (GSE's), Asset Backed Securities (ABS), Mortgage Backed Securities (MBS) or instrumentalities where the High Yield Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. Investment grade securities are those rated in one of the four highest credit grades by one or more nationally recognized statistical rating organizations, such as S&P and Moody's. The High Yield Fund may take a temporary defensive position that departs from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, the High Yield Fund may not be actively pursuing its investment goals or achieving its investment objectives and may have up to 100% of its assets in U.S. Treasuries, United States Government Agencies, investment grade securities or cash.

BANK OBLIGATIONS

     Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). A Portfolio will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Fund.

     Each Portfolio limits its investments in U.S. bank obligations to obligations of U.S. banks that in the Investment Adviser's opinion meet sufficient creditworthiness criteria. Each Portfolio limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of the Investment Adviser, are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

CMOS--COLLATERALIZED MORTGAGE OBLIGATIONS

     Each Portfolio may purchase collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments -and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CONVERTIBLES

     The High Yield Fund may invest in securities with equity conversion features. While it will not generally be the policy of the Fund to invest in convertible securities, the presence of a conversion feature would not rule out their use in the Fund. So-called "busted convertibles," where no equity conversion premium exists could be an appropriate Fund investment.

CORPORATE ISSUES

     Each Portfolio may invest in corporate issues, which are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. Each Portfolio will buy corporate issues subject to any quality constraints. If a security held by a Portfolio is downgraded, the Portfolio may retain the security if the Investment Adviser deems retention of the security to be in the best interests of the Portfolio.

DERIVATIVES

     The High Yield Fund may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level or risk, or change the character of the risk, of its portfolio by making investments in specific securities.

EURODOLLAR AND YANKEE OBLIGATIONS

     The Aggregate Fund and the Intermediate Fund may invest in Eurodollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Each Portfolio may invest in Yankee obligations. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign corporations. Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FLOATERS

     Each Portfolio may invest in Floaters. Floaters--Floating and Variable Rate Obligations -- are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

FOREIGN GOVERNMENT AND INTERNATIONAL AND SUPRANATIONAL AGENCY DEBT SECURITIES

     The Aggregate Fund and the Intermediate Fund may purchase U.S. dollar denominated debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies, and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

HIGH YIELD SECURITIES

     The High Yield Fund may invest in below investment-grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality (commonly referred to as "junk bonds"), which may carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater potential price volatility and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks.

     Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress, which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Portfolio to accurately value high yield securities in the Fund's Portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Portfolio's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a Portfolio security be downgraded after being purchased by the Portfolio, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

     Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation, which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     Special tax considerations are associated with investing in high yield securities structured or zero coupon or pay-in-kind securities. The Portfolio reports the interest on these securities or income even though it receives cash interest until the security's maturity or payment date.

INVESTMENT GRADE DEBT SECURITIES

     Each Portfolio may invest in investment grade securities that are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. The Intermediate Fund will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Fitch or Baa by Moody's. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Investment Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Investment Adviser to be investment grade quality. The Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio. A Portfolio may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

INVESTMENT FUNDS

     The High Yield Fund is permitted to invest in investment funds and will make such investments only where appropriate given that the Portfolios' shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED DEBT SECURITIES

     Each Portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities ("MBS") are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other asset-backed securities (the "Underlying Assets"). Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset-backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. The Portfolios will purchase only asset-backed securities that the Investment Adviser determines to be liquid. Each Portfolio will not purchase mortgage backed or asset-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

     Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

     In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

     An important feature of mortgage and asset-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset-backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

MUNICIPAL DEBT SECURITIES

     The Aggregate Fund and the Intermediate Fund may, from time to time, purchase municipal debt securities when, in the Investment Adviser's opinion, such instruments will provide a greater return than taxable instruments of comparable quality. It is not anticipated that such securities will ever represent a significant portion of a Portfolio's assets. Fund distributions that are derived from interest on municipal debt securities will be taxable to shareholders in the same manner as distributions derived from taxable debt securities.

     Municipal notes may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

     Municipal obligations can have floating, variable or fixed rates. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that permit the Fund to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets the Fund's quality standards, the Investment Adviser will look at the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself.

     Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such "private activity" bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects.

PIK BONDS

     The High Yield Fund may invest in PIK (Payment-in-Kind) Securities. These securities effect coupon payments through the issuance of an additional incremental par amount of securities in lieu of cash. It is not anticipated that the Fund will hold significant amounts of these issues.

PREFERRED STOCK

     Each Portfolio may invest in preferred stock which is non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS

     Each Portfolio may purchase Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the Portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Investment Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price and that transactions are only entered into with approved counterparties.

     Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase.

     In addition, repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. The Investment Adviser expects that such repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase agreements may involve additional risks.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES

     Each Portfolio may invest in U.S. Treasury and U.S. Government Agency Securities. U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

VARIABLE AMOUNT MASTER DEMAND NOTES

     The High Yield Fund may purchase variable amount master demand notes which are unsecured instruments. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Although the notes are not normally traded and there may be no secondary market in the notes, the Portfolio may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Portfolios might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. These notes are direct lending arrangements between lenders and borrowers, and are generally not transferable, nor are they ordinarily rated by either Moody's, Standard & Poor's, Fitch, or Duff & Phelps.

WHEN-LSSUED AND FORWARD COMMITMENT SECURITIES

     Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take more than a month after the date of the purchase commitment, but will take place no more than 120 days after the trade date. No income accrues prior to delivery on securities that have been purchased pursuant to a forward commitment or on a when-issued basis. However, interest is generated on the short-term investments that are segregated for the settlement of these securities. At the time a Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established in the Portfolio and maintained in the Portfolio and will be marked to market daily. A short term investment in this segregated account may not have a duration that exceeds 180 days. Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure. They are subject to segregation requirements; however, when a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

ZERO COUPON DEBT SECURITIES

     Each Portfolio may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (the "coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for Federal tax and securities law purposes, in their opinion, purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Treasury securities.

     Recently, the Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Under the STRIPS program, the Fund can be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of holding certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

                SUPPLEMENTAL DISCUSSION OF RISKS ASSOCIATED WITH
            THE FUND'S INVESTMENT POLICIES AND INVESTMENT TECHNIQUES

     The risks associated with the different types of securities in which the Portfolios may invest are described in the Prospectus. Additional information concerning risks associated with certain of a Portfolio's investments is set forth below. There can be no assurance that the Portfolios will achieve its investment objectives.

     EURODOLLAR AND YANKEE OBLIGATIONS. The Portfolios may invest in Yankee obligations, however, only the Aggregate Fund and the Intermediate Fund may invest in Eurodollar obligations. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated as "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio will enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA-modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills.

     A Portfolio would purchase or sell futures contracts to attempt to protect the U.S. dollar-equivalent value of its securities from fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. For example, if a Portfolio expected the value of a foreign currency to increase against the U.S. dollar, a Portfolio might enter into futures contracts for the sale of that currency. Such a sale would have much the same effect as selling an equivalent value of foreign currency. If the currency did increase, the value of the securities in the portfolio would decline, but the value of the futures contracts to a Portfolio would increase at approximately the same rate, thereby keeping the net asset value of a Portfolio from declining as much as it otherwise would have.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

     At the time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Each day the portfolio will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

     Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investors' obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction.

     Although the Investment Adviser believes that use of such contracts and options thereon will benefit a Portfolio, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a Portfolio had hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, a Portfolio would lose part or all of the benefit of the increased value of its assets which it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if a Portfolio has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may, but will not necessarily, be at increased prices which reflect the rising market. Consequently, a Portfolio may have to sell assets at a time when it may be disadvantageous to do so.

     A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although a Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract to do so at a satisfactory price, a Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a Portfolio has sold and is unable to close out, a Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

     Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

     ILLIQUID AND RESTRICTED SECURITIES. Under the 1940 Act, each Portfolio may invest up to 15% of the value of its net assets in illiquid assets. Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by a Portfolio within seven days of the date a decision to sell them is made. Securities treated as illiquid assets include: over-the-counter options; repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days; loan participations; securities without readily available market quotations, including interests in private commingled investment vehicles in which a Portfolio might invest; and certain restricted securities. Restricted securities, including private placements, are generally subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers."

     The Investment Adviser may determine certain restricted securities (including but not limited to Rule 144A and Section 4(2) commercial paper) to be liquid under guidelines established by the Fund's Board of Directors. Due to the absence of an organized market for such securities, interim valuations of the market value of illiquid securities used in calculating a Portfolio's net asset value for purchases and redemptions can diverge substantially from their true value, notwithstanding the application of appraisal methods deemed appropriate and prudent by the Fund's Board and the Fund's independent accountants. Due to possible restrictions on the transferability of illiquid securities, forced liquidation of such securities to meet redemption requests could produce large losses. Although, the 1940 Act permits a Portfolio to invest up to 15% of its net assets in these securities; the Investment Adviser does not anticipate investing over 5% of a Portfolio's assets in these securities.

     MORTGAGE AND OTHER ASSET-BACKED SECURITIES. The Portfolios may invest in mortgage-backed and asset-backed securities. Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("Securitized Assets") generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying Securitized Assets may default in their payments creating delays or loss of principal.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in assets underlying the related mortgage collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Some forms of asset-backed securities are relatively new forms of investments. Although a Portfolio will only invest in asset-backed securities that the Investment Adviser believes are liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.

     OPTIONS ON FOREIGN CURRENCIES. The Portfolios may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

     As in the case of other types of options, the benefit to a Portfolio deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Portfolios may write options on foreign currencies for hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

     OPTIONS ON FUTURES CONTRACTS. The Portfolios may invest in Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which a Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, a Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

     OPTIONS ON SECURITIES. The Portfolios may also enter into closing sale transactions with respect to options it has purchased. A put option on a security grants the holder the right, but not the obligation, at a future date to sell the security to its counterparty at a predetermined price. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase at a future date the security underlying the option at a predetermined price.

     A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or securities it intends to purchase. If a Portfolio purchased a put option and the value of the security in fact declined below the strike price of the option, a Portfolio would have the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction), and consequently would protect itself against any further decrease in the value of the security during the term of the option.

     Conversely, if the Investment Adviser anticipates that a security that it intends to acquire will increase in value, it might cause a Portfolio to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the benefit to a Portfolio will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security fell instead of rose, a Portfolio would have foregone a portion of the benefit of the decreased price of the security in the amount of the option premium and the related transaction costs.

     A Portfolio would purchase put and call options on securities indices for the same purposes as it would purchase options on securities. Options on securities indices are similar to options on securities except that the options reflect the change in price of a group of securities rather than an individual security and the exercise of options on securities indices are settled in cash rather than by delivery of the securities comprising the index underlying the option.

     Transactions by a Portfolio in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade or other trading facilities on which the options are traded.

     CONSIDERATIONS CONCERNING OPTIONS. The writer of an option receives a premium which it retains regardless of whether the option is exercised. The purchaser of a call option has the right, for a specified period of time, to purchase the securities or currency subject to the option at a specified price (the "exercise price"). By writing a call option, the writer becomes obligated during the term of the option, upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. The writer of a call option also loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of a put option is obligated during the term of the option, upon exercise of the option, to purchase securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value, respectively.

     A Portfolio may purchase and sell both exchange-traded and Over-the-Counter ("OTC") options. Currently, although many options on equity securities and options on currencies are exchange-traded, options on debt securities are primarily traded in the over-the-counter market. The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a Portfolio, or trading in such options might be limited or halted by the exchange on which the option is trading, in which case it might not be possible to effect closing transactions in particular options a Portfolio has purchased with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market in an option a Portfolio has written, it will not be able to sell the underlying security or currency until the option expires or deliver the underlying security or currency upon exercise or otherwise cover its position.

     Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty with no clearing organization guarantee. Thus, when a Portfolio purchases OTC options, it relies on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by a Portfolio as well as the loss of the expected benefit of the transaction. The Investment Adviser will only purchase options from dealers determined by the Investment Adviser to be creditworthy.

     Exchange-traded options generally have a continuous liquid market whereas OTC options may not. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which a Portfolio originally wrote the OTC option. Although a Portfolio will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Portfolio, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Portfolio is able to effect a closing purchase transaction in a covered OTC call option a Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, a Portfolio may be unable to liquidate an OTC option. In the case of options written by a Portfolio, the inability to enter into a closing purchase transaction may result in material losses to a Portfolio. For example, since a Portfolio must maintain a covered position with respect to any call option on a security it writes, a Portfolio may be limited in its ability to sell the underlying security while the option is outstanding. This may impair a Portfolio's ability to sell a Portfolio security at a time when such a sale might be advantageous.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (I.E., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     The use of options to hedge a Portfolio's foreign currency-denominated portfolio, or to enhance return raises additional considerations. As described above, a Portfolio may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, a Portfolio will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur or if it does not exceed the amount of the premium and related transaction costs, a Portfolio will bear the expense of the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit a Portfolio obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

     A Portfolio also may purchase put options on currencies or portfolio securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives a Portfolio the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the underlying currency's or security's market price below the exercise price. This right limits a Portfolio's losses from the currency's or security's possible decline in value below the exercise price of the option to the premium paid for the option and related transaction costs. If the market price of the currency or a Portfolio's securities should increase, however, the profit that a Portfolio might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.

     The value of an option position will reflect, among other things, the current market price of the underlying currency or security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying currency or security and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the Investment Adviser to forecast the direction of price fluctuations in the underlying currency or securities market.

     Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currency at the time the options are written. Options purchased by a Portfolio that expire unexercised have no value, and therefore a loss will be realized in the amount of the premium paid (and related transaction costs). If an option purchased by a Portfolio is in-the-money prior to its expiration date, unless a Portfolio exercises the option or enters into a closing transaction with respect to that position, a Portfolio will not realize any gain on its option position.

     A Portfolio's activities in the options market may result in higher portfolio turnover rates and additional brokerage costs. Nevertheless, a Portfolio may also save on commissions and transaction costs by hedging through such activities rather than buying or selling securities or foreign currencies in anticipation of market moves or foreign exchange rate fluctuations.

     REPURCHASE AGREEMENTS. Each Portfolio may invest in Repurchase
Agreements. The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While a Portfolio's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the investment restrictions listed below relating to the investment of each Portfolio of the Fund's assets and its activities. These investment restrictions apply as indicated to each Portfolio of the Fund.

     These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of such Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

As a fundamental investment policy each Portfolio may not:

(1)  borrow money, including entering into reverse repurchase agreements;
(2)  make loans except that it may enter into repurchase agreements;
(3)  issue senior securities;
(4) purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);
(5)  underwrite securities of other issuers;
(6)  invest in companies for the purpose of exercising control or management;
(7) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate);
(8)  purchase or sell physical commodities or related commodity contracts;
(9) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for tax-exempt obligations issued or guaranteed by the U.S. government, its agencies, GSE's, instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations. For purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund. In the case of Asset Backed Securities, the industry will be defined by the underlying assets in each trust. (For example, credit card receivables and auto loans would each be considered separate industries); and
(10) invest the cash securing a forward commitment in mortgage backed securities in investments that have a duration exceeding 180 days

     Each Portfolio's investment policies (other than the investment objectives of the Aggregate Fund, the Intermediate Fund and the High Yield Fund) are non-fundamental and may be changed by the Board of Directors of the Fund without the approval of shareholders.

The Portfolios have the following non-fundamental investment policies:

(1) it will not invest in the securities of any company which has a primary line of business in the manufacture and sale of tobacco products;

(2) the Intermediate Fund will not engage in the strategy of establishing or rolling forward TBA mortgage commitments; and

(3) the Intermediate Fund will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's.

     Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with such Portfolio's investment policies and limitations.

     ILLIQUID SECURITIES. The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it generally will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by a Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by a Portfolio and margin deposits on a Portfolio's existing OTC options on futures contracts exceed 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable. This policy as to OTC options is not a fundamental policy of the Portfolios and may be amended by the Directors of the Fund without the approval of Portfolio shareholders. However, the Fund will not change or modify this policy prior to a change or modification by the Commission staff of its position.

                               PORTFOLIO TURNOVER

     Each Portfolio of the Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. The portfolio turnover rate of the Aggregate Fund for the period December 30, 1997 (commencement of operations) to October 31, 1998 and for the fiscal year ended October 31, 1999 was 478% and 562%, respectively. For the fiscal year ended October 31, 2000, the portfolio turnover rate of the Aggregate Fund was 522%. The portfolio turnover rate of the Intermediate Fund for the period June 30, 1999 (commencement of operations) to October 31, 1999 was 117%. For the fiscal year ended October 31, 2000, the portfolio turnover rate of the Intermediate Fund was 342%. Since the High Yield Fund had not commenced operations as of October 31, 2000, its portfolio turnover rate has not been calculated and therefore is not provided. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such actions. Higher portfolio turnover rates, such as rates in excess of 100%, and short-term trading generally involve correspondingly greater commission expenses and transactions costs. Further, high turnover rates, such as rates in excess of 100%, generate higher short-term capital gains. For a more detailed description of short-term capital gain treatment, please refer to the section entitled "Tax Considerations."

                             PORTFOLIO TRANSACTIONS

     The debt securities in which each Portfolio of the Fund invests are traded primarily in the over-the-counter market by dealers who are usually acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Each Portfolio of the Fund may enter into financial futures and options contracts which normally involve brokerage commissions.

     The cost of executing transactions will consist primarily of dealer spreads. The spread is not included in the expenses of a Portfolio of the Fund and therefore is not subject to the expense cap described above under "Investment Adviser and Advisory Agreement"; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of each such transaction, will decrease the total return of the Fund. However, the Investment Adviser will buy one asset and sell another only if the Investment Adviser believes it is advantageous to do so after considering the effect of the additional custodial charges and the spread on a Portfolio's total return.

     All purchases and sales will be executed with major dealers and banks on a best net price basis. No trades will be executed with the Investment Adviser, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities.

     For the period December 30, 1997 (commencement of operations) to October 31, 1998 and the fiscal year ended October 31, 1999 the amount of brokerage commissions paid by the Aggregate Fund was $0 and $0, respectively. For the fiscal year ended October 31, 2000, the amount of brokerage commissions paid by the Aggregate Fund was $0.

     For the period June 30, 1999 (commencement of operations) to October 31, 1999, the amount of brokerage commissions paid by the Intermediate Fund was $0. For the fiscal year ended October 31, 2000, the amount of brokerage commissions paid by the Intermediate Fund was $0.

     Since the High Yield Fund had not commenced operations as of October 31, 2000, its brokerage commissions have not been calculated and therefore are not provided.

                               TAX CONSIDERATIONS

     The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Aggregate Fund and the Intermediate Fund have qualified, and intend to continue to qualify, to be treated as a regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "CODE"). The High Yield Fund intends to qualify as a RIC. In order for a Portfolio to qualify as a RIC it must, among other things:
a. derive at least 90% of its gross income each taxable year, from dividends, interest, payments (with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies) or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or foreign currencies (the "QUALIFYING INCOME REQUIREMENT");
b. diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year:
     i) at least 50% of the Portfolio's asset market value is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and
     ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and
c. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses).

The U.S. Treasury Department has the authority to promulgate regulations, pursuant to which, gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC's principal business of investing in stocks and securities would not be treated as qualifying income. To date, such regulations have not been promulgated.

If a Portfolio does not qualify as a RIC for any taxable year, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of :
a. 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis;
b. 98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis; and any undistributed amounts from previous years.

Each Portfolio intends to distribute all of its net income and gains each year. Each Portfolio will monitor its compliance with all of the rules set forth in the preceding paragraph.

DISTRIBUTIONS
The dividends and distributions of investment income and capital gains with respect to the Class A shares and the Class B shares, respectively, shall be in such amount as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary as between the Class A shares and the Class B shares to reflect differing allocations of the expenses of the Corporation between the holders of the Class A shares and the holders of the Class B shares to such extent and for such purposes as the Board of Directors may deem appropriate. Generally, shareholders will be treated as if the Portfolio had distributed income and gains to them and they reinvested such amounts in Portfolio shares--even though no cash distributions have been made to shareholders. The distribution of ordinary income and net realized short-term Portfolio capital gains will be taxable to shareholders as ordinary income. Each Portfolio's distribution of any net long-term capital gains designated as capital gain dividends by the Portfolio will be taxable to the shareholders as long-term capital gain. This is the case regardless of how long they have held their shares. None of the amounts treated as distributed to a Portfolio's shareholders will be eligible for the corporate dividends received deduction. A distribution will be treated as paid on December 31 of the current calendar year, if the Portfolio:
a.   declares it during October, November or December, and
b.   the distribution has a record date in such a month, and
c. it is paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them in a calendar year in January of the following calendar year.

SALE OF SHARES
Upon the sale or other disposition of Portfolio shares, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of Fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

ZERO COUPON SECURITIES
A Portfolio's investment in zero coupon securities will result in Portfolio income, equal to a portion of the excess of the amortized face value of the securities over their issue price (the "ORIGINAL ISSUE DISCOUNT"), prior amortized value or purchased cost for each year that the securities are held. This is so, even though the Portfolio receives no cash interest payments during the holding period. This income is included when determining the amount of income the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of Federal income tax and the 4% excise tax.

BACKUP WITHHOLDING
A Portfolio may be required to withhold U.S. Federal income tax at the rate of 31% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio. The 31% rate applies to shareholders receiving redemption payments who:
a. fail to provide the Portfolio with their correct taxpayer identification number,
b.   fail to make required certifications or,
c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

FOREIGN SHAREHOLDERS
A foreign shareholder, qualifying as a non-resident alien, a foreign trust or estate, foreign corporation, or foreign partnership ("FOREIGN SHAREHOLDER") may have to pay U.S. tax depending on whether the Portfolio income is "effectively connected" with a U.S. trade or business carried on by the shareholders.

If a foreign shareholder's Portfolio income is not "effectively connected" with a U.S. trade or business, the distributions of investment company taxable income, including net short-term capital gains, will be subject to a U.S. tax of 30% (or lower treaty rate).

If a foreign shareholder's Portfolio income is effectively connected with a U.S. trade or business, then:
a.   distributions of investment company taxable income,
b.   capital gain dividends, and
c. any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Such shareholders may also be subject to the branch profits tax at a 30% rate.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio.

OTHER TAXES
A Portfolio may be subject to state, local or foreign taxes in any jurisdiction where the Portfolio is deemed to be doing business. In addition, Portfolio shareholders may be subject to state, local or foreign taxes on Portfolio distributions. In many states, Portfolio distributions derived from interest on certain U.S. Government obligations may be exempt from taxation. Shareholders should consult their own tax advisers concerning these matters.


                             SHAREHOLDER INFORMATION

     Certificates representing shares of each Portfolio of the Fund will not be issued to shareholders. Investors Bank & Trust Company, the Fund's transfer agent (the "Transfer Agent"), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of a Portfolio's distributions.

     The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.). Neither the Fund, the Administrator, nor the Transfer Agent will be responsible for the validity of written or telephonic requests.

PURCHASE OF SHARES

     There is no sales charge imposed by the Fund, nor does the Fund impose sales commissions (loads). The minimum initial investment in Class B shares of each Portfolio is $1,000. The minimum initial investment in Class A shares of each Portfolio is $1,000,000. In Class A shares, the minimum investment may be waived at any time at the discretion of the Investment Adviser. Additional purchases of Class A or Class B shares may be of any amount.

     The offering of shares of each Portfolio is continuous and purchases of shares of the Portfolios may be made Monday through Friday, except for the holidays declared by the Federal Reserve Banks of New York or Boston (a "Business Day"). At the present time, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas. Each Portfolio's shares are offered at a public offering price equal to the net asset value next determined after receipt of a purchase order.

     In order to purchase shares on a particular Business Day, subject to the offering dates described above, a purchaser must submit a completed Account Application Form (and other required documents) and call Investors Bank & Trust Company at (800) 247-0473 prior to 4:00 p.m. Eastern time to inform the Fund of the incoming wire transfer. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification on a non-business day, or after 4:00 p.m. Eastern time, or if federal funds are received by the Transfer Agent after 4:00 p.m. Eastern time, such purchase order shall be deemed received as of the next Business Day. Shares purchased will begin accruing dividends on the day federal funds are received.

     Purchases of shares may be made by wire transfer of federal funds. Please note that the shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions for purchasing shares of a Portfolio are:

                         Investors Bank & Trust Company
                                   Boston, MA
                                ABA # 011-001-438
                                 Acct: 303030303
                            Benf: (name of Portfolio)
                      F/F/C (Shareholder's Account at Fund)

     You may also buy shares of a Portfolio "in-kind" through a transfer of securities to a Portfolio as payment for the shares, if the purchase is approved in advance by the Investment Adviser. Securities used to purchase Portfolio shares must be determined by the Investment Adviser to be appropriate investments for the Portfolio, to be consistent with that Portfolio's investment objectives and policies, and to have readily available market quotations. The securities will be valued in accordance with the Fund's policy for calculating net asset value, determined as of the close of business the day on which the securities are received by the Fund. The minimum investment amount for in-kind purchases of Portfolio shares is $1,000,000, or such other amount as may be appropriate in light of applicable regulations. The minimum investment may be waived at any time at the discretion of the Investment Adviser. Whether the Portfolio will accept particular securities as payment will be decided in the sole discretion of the Investment Adviser. If you are considering buying shares in this manner, please call the Investment Adviser at 201-391-0300.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of a Portfolio is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day the Fund is open. The net asset value per share of each class of the Portfolios is computed by dividing the sum of the value of the securities held by the Portfolios plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including any accrued expenses that are specific to that class) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

     The net asset value of Class A shares and the net asset value of Class B shares shall be separately computed, and may vary from one another, in order to reflect any differences in the undistributed investment income or capital gains allocated to each such class, or in the capital account of each such class, resulting from differing allocations of the expenses of the Corporation between the holders of the Class A shares and the holders of the Class B shares.

REDEMPTION OF SHARES

     The Fund will redeem all full and fractional shares of each Portfolio in the Fund upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective on the date of receipt. If such notice of redemption is received by the Transfer Agent after 4:00 p.m. Eastern time, the redemption of the shareholder shall be effective on the following Business Day. Payment will ordinarily be made by wire on the next Business Day but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

     There is no charge imposed by the Fund to redeem shares of a Portfolio; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Portfolio.

     To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

     A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with a signature guaranteed by a national bank, which is a member firm of any national or regional securities exchange (a Signature Guarantee). If the guarantor institution belongs to one of the Medallion Signature Programs, it must use the Medallion "Guaranteed" stamp. Notarized signatures are not sufficient. Further documentation may be required when deemed appropriate by the Transfer Agent.

     A shareholder may request redemption by calling the Transfer Agent at
(800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund and the Transfer Agent may employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting the securities to cash.

                                SERVICE PROVIDERS

CUSTODIAN AND ACCOUNTING AGENT
Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116, is Custodian and Accounting Agent for the Fund.

TRANSFER AND DIVIDEND DISBURSING AGENT
Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is Transfer Agent for the shares of the Fund, and Dividend Disbursing Agent for the Fund.

LEGAL COUNSEL
Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, is legal counsel for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1414, is the independent auditor for the Fund's 2000 fiscal year end.


            ORGANIZATION OF THE FUND AND DESCRIPTION OF CAPITAL STOCK

     The Fund was incorporated on August 4, 1997 as a Maryland corporation and is authorized to issue 2,500,000,000 shares of Common Stock, $0.001 par value. The Fund consists of three portfolios: the SAMCO Aggregate Fund, the SAMCO Intermediate Fund and the SAMCO High Yield Fund. For the Aggregate Fund, the Intermediate Fund and the High Yield Fund 350,000,000 shares are authorized as Class A shares and 150,000,000 shares are authorized as Class B shares. Prior to June 10, 1999 the name of the SAMCO Aggregate Fixed Income Fund was the SAMCO Fixed Income Portfolio and the name of the Fund was "SAMCO Fund, Inc." The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at their net asset value at the option of the shareholder. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. The foregoing description is subject to the provisions contained in the Fund's Articles of Incorporation and By-laws.

     The Board of Directors is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Directors may create additional series of portfolios with different investment objectives, policies and restrictions. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

     Each Portfolio currently offers two classes of shares, which may have different operating and other expenses. For more information about other classes of the Portfolios' shares, investors should contact the Administrator at the phone number set forth on the cover of this Statement of Additional Information.

                         CALCULATION OF PERFORMANCE DATA

     Each Portfolio may, from time to time, include the yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Portfolio will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum, offering price per share on the last day of the period, according to the following formula which is prescribed by the Commission:

                                                         6
                                   YIELD = 2[( a - b + 1)  - 1]
                                              -------
                                                 cd

Where              a =      dividends and interest earned during the period,
                   b =      expenses accrued for the period (net of
                            reimbursements),
                   c =      the average  daily number of Shares of the Fund
                            outstanding during the period that were entitled to receive dividends, and
                   d =      the maximum offering price per share on the last
                            day of the period.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:

                                 n
                         P(1 + T)  = ERV

Where              P =      a hypothetical initial payment of $1,000,
                   T =      the average annual total return,
                   n =      the number of years, and
                   ERV -    the ending redeemable value of a
                            hypothetical $1,000 payment made at the beginning of the period.

  All total return figures assume that all dividends are reinvested when paid.

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000 AND SINCE INCEPTION ARE AS FOLLOWS:

----------------------------------------- ----------------------------------- ------------------------------------
                                                        1 year                          Since Inception*
----------------------------------------- ----------------------------------- ------------------------------------
Aggregate Fund - A Shares                               6.63%                                5.00%
----------------------------------------- ----------------------------------- ------------------------------------
Intermediate Fund - A Shares                            7.08%                                6.11%
----------------------------------------- ----------------------------------- ------------------------------------

*The Aggregate Fund commenced operations on December 30, 1997. The Intermediate Fund commenced operations on June 30, 1999. As of October 31, 2000 the High Yield Fund had not commenced operations and therefore performance information is not available.

                              FINANCIAL STATEMENTS

The Fund's audited Financial Statements, including the Financial Highlights, for the period ended October 31, 2000 appearing in the Annual Report to Shareholders and the report thereon of Deloitte and Touche LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information. Financial Statements for years prior to the year 2000 were audited by other auditors. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

                           QUALITY RATING DESCRIPTIONS

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of short-term debt ratings have been published by Standard & Poor's Ratings Service ("Standard & Poor's") and Moody's Investors Service ("Moody's"), respectively. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

A -- Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper issues rated A-1 by Standard & Poor's reflect a very strong degree of safety of timely payment. Commercial paper issues rated A-2 reflect a strong degree of safety of timely payment but not as strong as for issues designated A-1.

Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the "highest" quality on the basis of relative repayment capacity with a superior ability for repayment of senior short-term debt obligations. Commercial paper issues rated Prime-2 are judged by Moody's to be of the "second highest" quality with a strong ability for repayment of senior short-term debt obligations.

STANDARD & POORS CORPORATION

     AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

     AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

     The ratings AA to D may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Municipal notes issued since July 29, 1984 are designated "SP-1", "SP-2", and "SP-3". The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.

     A-1. Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

     A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

NON-INVESTMENT GRADE - MAY BE SPECULATIVE IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.

These ratings can also be restricted to local currency instruments. In such cases, the ratings will be preceded by the designation LC for Local Currency.

     BB                                                                  LC-BB
          While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

     B                                                                    LC-B
          Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     CCC                                                                LC-CCC
          Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     CC                                                                  LC-CC
          CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     D                                                                    LC-D
          Default

MOODY'S INVESTORS SERVICE, INC.

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

     MIG-1. Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

     P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

     PART C. OTHER INFORMATION

     ITEM 23. EXHIBITS.

          EXHIBIT
          NUMBER                              DESCRIPTION

          a(1) -- Registrant's Articles of Incorporation (previously filed in the Registrant's Registration Statement on August 4, 1997) are incorporated herein by reference.

          a(2) -- Articles Supplementary to the Articles of Incorporation, effective October 16, 1997 (previously filed in the Registrant's Post-Effective Amendment No. 6 to the Registration Statement on December 28, 1999) are incorporated herein by reference.

          a(3) -- Articles Supplementary to the Articles of Incorporation, effective June 16, 1999 (previously filed in the Registrant's Post-Effective Amendment No. 6 to the Registration Statement on December 28, 1999) are incorporated herein by reference.

          a(4) -- Articles Supplementary to the Articles of Incorporation are filed herein.

          b(1) -- By-Laws (previously filed in the Registrant's Registration Statement on August 4, 1997) are incorporated herein by reference.

          c    -- None.

          d(1) -- Advisory Agreement between the Registrant, on behalf of SAMCO Fixed Income Portfolio and Seix Investment Advisors Inc., dated November 3, 1997, (previously filed in the Registrant's Post-Effective Amendment No.6 to the Registration Statement on December 28, 1999) is incorporated herein by reference.

          d(2) -- Advisory Agreement between the Registrant, on behalf of SAMCO Intermediate Fixed Income Fund and Seix Investment Advisors Inc., dated June 14, 1999, (previously filed in the Registrant's Post-Effective Amendment No.6 to the Registration Statement on December 28, 1999) is incorporated herein by reference.

          d(3) -- Advisory Agreement between the Registrant, on behalf of SAMCO High Yield Fund and Seix Investment Advisors Inc., dated December 14, 2000 (previously filed in the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on December 22, 2000) is incorporated herein by reference.

          e(1) -- Distribution Agreement between the Registrant, First Fund Distributors, Inc. and Investors Bank & Trust Company dated January 1, 2000 (previously filed in the Registrant's Post-Effective Amendment No. 8 to the Registration Statement on October 10, 2000) is incorporated herein by reference.

          f    -- None.

          g    -- Custodian Agreement between the Registrant and Investors
     Bank & Trust Company (previously filed in the Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on October 20, 1997) is incorporated herein by reference.

          h(1) -- Transfer Agency and Service Agreement between Registrant and Investors Bank & Trust Company (previously filed in the Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on October 20,
     1997) is incorporated herein by reference.

          h(2) -- Administration Agreement between the Registrant and Investors Bank & Trust Company dated November 1, 1999 (previously filed in the Registrant's Post-Effective Amendment No. 8 to the Registration Statement on October 10, 2000) is incorporated herein by reference.

          h(3) -- Registrant's Code of Ethics is incorporated herein by reference.

          i(1) -- Opinion and Consent of Dechert Price & Rhoads (previously filed to the Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A on October 29, 1997) is incorporated herein by reference.

          i(2) -- Consent of Dechert (previously filed in the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on December 22, 2000) is incorporated herein by reference.

          i(3) -- Consent of Dechert is filed herein.

          j(1) -- Consent of Auditors is filed herein.

          j(2) -- Powers of Attorney is incorporated by reference.

          k    -- None.

          l(1) -- Share Purchase Agreement between Registrant and Seix Investment Advisors Inc. (previously filed in the Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on October 20, 1997) is incorporated herein by reference.

          m(1) -- Services and Distribution Plan between the Registrant on behalf of SAMCO Aggregate Fixed Income Portfolio Class B dated March 9, 2000 (previously filed in the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on December 22, 2000) is incorporated by reference.

          m(2) -- Services and Distribution Plan between the Registrant on behalf of SAMCO Intermediate Fixed Income Fund Class B dated March 9, 2000 (previously filed in the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on December 22, 2000) is incorporated by reference.

          m(3) -- Services and Distribution Plan on behalf of SAMCO High Yield Fund Class B dated December 14, 2000 (previously filed in the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on
     December 22, 2000) is incorporated by reference.

          n    -- Inapplicable.

          o(1) -- Multiple Class Plan for SAMCO Funds, Inc. on behalf of its portfolios, dated December 14, 2000, (previously filed in the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on December 22, 2000) is incorporated by reference.

     ITEM 24
     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     As of January 31, 2001, the following shareholders were deemed to be a "control person" of the Fund as such term is defined in the 1940 Act.

                                                  Name and Address of             Nature of Beneficial           Percent of
            Title of Class                         Beneficial Owner                    Ownership                    Fund
            --------------                         ----------------                    ---------                    ----
            AGGREGATE FUND                  American College of Cardiology          Direct Ownership               38.09%
 Class A Shares of Common Stock                  911 Old Georgetown Road
           $.001 per Share                        Bethesda, MD 20814

            AGGREGATE FUND                 Regional Transportation Authority        Direct Ownership               26.26%
 Class A Shares of Common Stock                      Pension Plan
            $.001 per Share                          P O Box 1443
                                                 Chicago IL 60690-1443

          INTERMEDIATE FUND                   NOITU Insurance Trust Fund            Direct Ownership                 100%
    Class A Shares of Common Stock              148-06 Hillside Avenue
           $.001 per Share                        Jamaica, NY 11435

           HIGH YIELD FUND                          Christina Seix                  Direct Ownership                 100%
    Class A Shares of Common Stock                  120 Ridge Road
           $.001 per Share                      Tuxedo Park, NY 10987

ITEM 25
INDEMNIFICATION.

     The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable Federal and Maryland law, including Section 17(h) and (i) of the Investment Company Act of 1940. In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26
BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Seix Investment Advisors Inc. (the "Investment Adviser") is a company organized under the laws of New Jersey and an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

     The list required by this Item 26 of officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by the Investment Adviser pursuant to the Advisers Act (SEC File No. 801-42070).

ITEM 27
PRINCIPAL UNDERWRITER.
(a) The Registrant's principal underwriter also acts as principal underwriter for the following investment companies:

                  Advisors Series Trust
                  Brandes Investment Trust
                  FFTW Funds, Inc.
                  Fleming Capital Mutual Fund Group, Inc.
                  Fremont Mutual Funds, Inc.
                  Investec Funds
                  Investors Research Fund
                  Jurika & Voyles Fund Group
                  Kayne Anderson Mutual Funds
                  Masters' Select Investment Trust
                  PIC Investment Trust
                  The Purisima Funds
                  Professionally Managed Portfolios
                  Rainier Investment Management Mutual Funds
                  RNC Mutual Fund Group, Inc.
                  SAMCO Mutual Funds, Inc.
                  TIFF Investment Program, Inc.
                  The Dessauer Global Equity Fund
                  Trust for Investment Managers

(b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc.:

NAME AND PRINCIPAL
BUSINESS ADDRESS             POSITIONS & OFFICES           POSITIONS & OFFICES
WITH DISTRIBUTOR             WITH DISTRIBUTOR              WITH REGISTRANT
----------------             ----------------              ---------------
Robert H. Wadsworth          President & Treasurer              None
4455 E. Camelback Road
Suite 261E
Phoenix, AZ 85018

Eric M. Banhazl              Vice President                     None
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli           Vice President & Secretary         None
915 Broadway
Suite 1605
New York, NY 10010

(c) Not applicable.

ITEM 28
LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of the Investment Adviser, the Custodian and the Administrator.

         ADVISOR:                    Seix Investment Advisors Inc.
                                     300 Tice Boulevard
                                     Woodcliff Lake, NJ  07675-7633

         CUSTODIAN/ADMINISTRATOR:    Investors Bank & Trust Company
                                     200 Clarendon Street
                                     Boston, Massachusetts 02116-9130

ITEM 29
MANAGEMENT SERVICES.

Not applicable.

ITEM 30
UNDERTAKINGS.

Not applicable.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Woodcliff Lake and State of New Jersey on the 23rd day of February, 2001.

                                           SAMCO FUNDS, INC.




                                           By: /s/ Christina Seix
                                               ------------------
                                               Christina Seix
                                               Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 23rd day of February, 2001.

SIGNATURE                                                TITLE

/s/ Christina Seix                                     Director
------------------
Christina Seix

/s/ John G. Talty                                      Director, President
-----------------
John G. Talty

/s/ Peter J. Bourke                                    Director
-------------------
Peter J. Bourke

/s/ C. Alan MacDonald                                  Director
---------------------
*C. Alan MacDonald

/s/ John E. Manley, Sr.                                Director
-----------------------
*John E. Manley, Sr.

/s/ John R. O'Brien                                    Director
--------------------
 *John R. O'Brien

/s/ William E. Vastardis                               Treasurer
------------------------                               (Principal Financial and
William E. Vastardis                                   Accounting Officer)

/s/ Cynthia J. Surprise
-----------------------
Cynthia J. Surprise                                    *Attorney-in-Fact

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                -----------------




                                    EXHIBITS

                                       TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                     AND THE

                         INVESTMENT COMPANY ACT OF 1940


                                -----------------


                                SAMCO FUNDS, INC.

                                SAMCO FUNDS, INC.
                                INDEX TO EXHIBITS

                                      a(4)
                                      i(3)
                                      j(1)